       1                                        Exhibit 4-A



















                   AT&T GLOBAL INFORMATION SOLUTIONS COMPANY

                                  SAVINGS PLAN

                   Amended and Restated as of January 1, 1992

                               TABLE OF CONTENTS

                                                  Page
  PREAMBLE   . . . . . . . . . . . . . . . . . . . . 7

  ARTICLE 1 - DEFINITIONS. . . . . . . . . . . . . . 8

     1.1    Account. . . . . . . . . . . . . . . . . 8
     1.2    Administrator. . . . . . . . . . . . . . 8
     1.3    Affiliated Companies . . . . . . . . . . 8
     1.4    After-Tax Contributions. . . . . . . . . 8
     1.5    After-Tax Contribution Account . . . . . 9
     1.6    Annuity Starting Date. . . . . . . . . . 9
     1.7    AT&T Common Stock. . . . . . . . . . . . 9
     1.8    Beneficiary. . . . . . . . . . . . . . . 9
     1.9    Break-in-Service . . . . . . . . . . . . 9
     1.10   Board of Directors . . . . . . . . . . .10
     1.11   Business Day . . . . . . . . . . . . . .10
     1.12   Code . . . . . . . . . . . . . . . . . .10
     1.13   Compensation . . . . . . . . . . . . . .10
     1.14   Disabled . . . . . . . . . . . . . . . .11
     1.15   Effective Date . . . . . . . . . . . . .11
     1.16   Eligible Employee. . . . . . . . . . . .11
     1.17   Employee . . . . . . . . . . . . . . . .11
     1.18   Employee Contributions . . . . . . . . .12
     1.19   Employer . . . . . . . . . . . . . . . .12
     1.20   Employer Matching Contribution . . . . .12
     1.21   Employer Matching Contribution Account .12
     1.22   Employment Commencement Date . . . . . .12
     1.23   ER1SA. . . . . . . . . . . . . . . . . .12
     1.24   Highly Compensated Employee. . . . . . .12
     1.25   Hour of Service. . . . . . . . . . . . .14
     1.26   Normal Retirement Date . . . . . . . . .15
     1.27   Participant. . . . . . . . . . . . . . .15
     1.28   Performance Match Contributions. . . . .15
     1.29   Plan . . . . . . . . . . . . . . . . . .15
     1.30   Plan Year. . . . . . . . . . . . . . . .15
     1.31   Pre-Tax Contributions. . . . . . . . . .16
     1.32   Pre-Tax Contribution Account . . . . . .16
     1.33   Recordkeeper . . . . . . . . . . . . . .16
     1.34   Reduction in Force . . . . . . . . . . .16
     1.35   Retirement Committee . . . . . . . . . .16
     1.36   Rollover Account . . . . . . . . . . . .16
     1.37   Rollover Contributions . . . . . . . . .16
     1.38   Trust or Trust Fund. . . . . . . . . . .16

     1.39   Trustee. . . . . . . . . . . . . . . . .17
     1.40   Valuation Date . . . . . . . . . . . . .17
     1.41   Value. . . . . . . . . . . . . . . . . .17
     1.42   Year of Service. . . . . . . . . . . . .17
     1.43   Additional Definitions in Plan . . . . .18

  ARTICLE 2 - PARTICIPATION. . . . . . . . . . . . .19

     2.1    Participation. . . . . . . . . . . . . .19
     2.2    Reemployment After Termination . . . . .19
     2.3    Employees in a Bargaining Unit . . . . .19
     2.4    Inactive Participation . . . . . . . . .19
  ARTICLE 3 - PLAN CONTRIBUTIONS . . . . . . . . . .20

     3.1    Participant Payroll Deduction Contributions. . . . .
.20
     3.2    Employer Matching Contributions. . . . .21
     3.3    Performance Match Contributions. . . . .21
     3.4    Participant Rollover Contributions . . .22
     3.5    Time of Contribution . . . . . . . . . .22
     3.6    Profits not Required . . . . . . . . . .22

  ARTICLE 4 - NONDISCRIMINATION TESTS. . . . . . . .23

     4.1    Non-Discrimination Test for Deferrals (ADP Test). . .
23
     4.2 Non-Discrimination Test for Employer Matching . Contributions and After-Tax Contributions (ACP Test).
24
     4.3    Multiple Use of Alternative Limitations Under ADP
            and ACP Tests. . . . . . . . . . . . . . . . . . . .
.24
     4.4    Corrective Procedures to Satisfy Discrimination
Tests.25
     4.5    Return of Contributions. . . . . . . . . . . . . . .
.26

  ARTICLE 5 - ACCOUNT ADMINISTRATION . . . . . . . . . . . . . .
.29

     5.1    Types of Accounts. . . . . . . . . . . . . . . . . .
.29
     5.2    Transfer of Accounts from Profit Sharing Plan.. . . .
29
     5.3    Transfer of Accounts from Payroll Employee Stock
            Ownership Plan . . . . . . . . . . . . . . . . . . .
.29
     5.4    Investment Options . . . . . . . . . . . . . . . . .
.29
     5.5    Investment Funds Prior to March 20, 199230
     5.6    Participant Direction of Investments . . . . . . . .
.31
     5.7    Consolidation of Investment Accounts as of
            March 20, 1992.. . . . . . . . . . . . . . . . . . .
.31
     5.8    Allocation of Trust Fund Earnings and Losses to
Participant
            Accounts . . . . . . . . . . . . . . . . . . . . . .
.32
     5.9    Account Statements . . . . . . . . . . . . . . . . .
.32

  ARTICLE 6 - BENEFITS AND FORMS OF PAYMENT. . . . .33

    6.1     Eligibility for Benefits . . . . . . . .33
    6.2     Time of Benefit Commencement . . . . . .33
    6.3     Form of Payment. . . . . . . . . . . . .34
    6.4     Annuity Form of Distribution . . . . . .35
    6.5     Benefits for Terminated Participants . .37
    6.6     Commencement of Payment. . . . . . . . .37

  ARTICLE 7 - WITHDRAWALS AND LOANS. . . . . . . . .38

    7.1     After-Tax and Rollover Withdrawals . . .38
    7.2     Hardship Withdrawal. . . . . . . . . . .38
     7.3    Loans. . . . . . . . . . . . . . . . . .40

  ARTICLE 8 - VESTING. . . . . . . . . . . . . . . .43

     8.1    Vesting. . . . . . . . . . . . . . . . .43
     8.2    Changes in Vesting Schedule. . . . . . .43
     8.3    Forfeitures. . . . . . . . . . . . . . .44
     8.4    Reemployment . . . . . . . . . . . . . .44

  ARTICLE 9 - LIMITATIONS ON CONTRIBUTIONS . . . . .46

     9.1    Maximum Annual Contribution to the Plan.46
     9.2    Additional Limitation Relating to Defined Benefit
Plans. .47

  ARTICLE 10 - TOP HEAVY PROVISIONS. . . . . . . . .49

    10.1    Scope. . . . . . . . . . . . . . . . . .49
    10.2    Top Heavy Status . . . . . . . . . . . .49
    10.3    Minimum Contribution . . . . . . . . . .52
    10.4    Limitation to Annual Additions in Top Heavy Plan  . .
. . 52
    10.5    Vesting. . . . . . . . . . . . . . . . .52

  ARTICLE 11 - ADMINISTRATION OF THE PLAN. . . . . .53

    11.1    Responsibility for Plan Administration .53
    11.2    Authority of Board of Directors. . . . .53
    11.3    Duties and Authority of the Committee. .53
    11.4    Duties and Authority of the Administrator . . . . . .
. . 54
    11.5    Appointment and Removal of Committee Members .. . . .
. . 55
    11.6    Committee Procedures . . . . . . . . . .55
    11.7    Plan Expenses. . . . . . . . . . . . . .56
    11.8    Bonding and Insurance. . . . . . . . . .56

    11.9    Maintenance of Written Records . . . . .57
    11.10   Scope of Authority . . . . . . . . . . .57
    11.11   Appeal Procedure . . . . . . . . . . . .58

  ARTICLE 12 - TRUST FUND. . . . . . . . . . . . . .59

    12.1    Contributions to the Trust Fund. . . . .59
    12.2    Trust Fund for Exclusive Benefit of Participants . .
.59
    12.3    Trustee. . . . . . . . . . . . . . . . .59
    12.4    Investment Manager . . . . . . . . . . .59
    12.5    Voting of Proxies. . . . . . . . . . . .60
    12.6    Tenders for Common Stock . . . . . . . .60
    12.7    Voting Shares of AT&T Common Stock; Options and
            Other Rights . . . . . . . . . . . . . .64
  ARTICLE 13 - AMENDMENT AND TERMINATION . . . . . .68

    13.1    Amendment - General. . . . . . . . . . .68
    13.2    Amendment - Consolidation or Merger. . .68
    13.3    Termination of the Plan. . . . . . . . .68
    13.4    Allocation of the Trust Fund on Termination of Plan .
68

  ARTICLE 14 - FIDUCIARIES . . . . . . . . . . . . .70

    14.1    Limitation of Liability of the Employer and Others .
.70
    14.2    Indemnification of Fiduciaries . . . . .70
    14.3    Scope of Indemnification . . . . . . . .70

  ARTICLE 15 - ADOPTION BY AFFILIATED COMPANIES. . .71

    15.1    Adoption by Affiliated Companies . . . .71
    15.2    Spin-Off of a Division . . . . . . . . .71
    15.3    Merger of an Employer. . . . . . . . . .71
    15.4    Termination of Participation by an Employer. .. . . .
71
    15.5    Adoption by Non-Affiliated Companies . .71

  ARTICLE 16 - MISCELLANEOUS PROVISIONS. . . . . . .72

    16.1    Facility of Payment. . . . . . . . . . .72
    16.2    Correction of Errors . . . . . . . . . .72
    16.3    Missing Persons. . . . . . . . . . . . .72
    16.4    Domestic Relations Orders. . . . . . . .73
    16.5    Plan Qualifications. . . . . . . . . . .74
    16.6    Deductible Contribution. . . . . . . . .74
    16.7    Payment of Benefits Through Purchase of Annuity. . 74
            Contract
    16.8    Plan Administration - Miscellaneous. . .75

  SIGNATURE PAGE . . . . . . . . . . . . . . . . . .77
  APPENDIX A . . . . . . . . . . . . . . . . . . . .78
  APPENDIX B . . . . . . . . . . . . . . . . . . . .79

                               PREAMBLE



  THIS AT&T GLOBAL INFORMATION SOLUTIONS COMPANY SAVINGS PLAN (hereinafter referred to as the "Plan" and known until January
26, 1994
as The NCR
  Corporation Savings Plan) is amended and restated effective
January 1,
1992 by AT&T
  Global Information Solutions Company (hereinafter "Employer").



  The Plan is a profit sharing plan and the Employer established this Plan effective May
  1, 1985 to attract and retain Eligible Employees by providing them with an opportunity to save for their retirement.



  The Employer since that time amended the Plan effective May 1, 1987,
December 16,
  1987, August 30, 1991, September 9, 1991 and February 1, 1992.

  .

  Effective August 30, 1993, the NCR Corporation Profit Sharing
Plan and
the NCR
  Corporation Payroll Employee Stock Ownership Plan merged into the Plan.



  The Employer desires to amend and restate the Plan to effect certain changes.


     The Plan shall be maintained for the exclusive benefit of covered employees, and is intended to comply with the Internal Revenue Code of 1986, as amended, the
  Employee Retirement Income Security Act of 1974, as amended, and other applicable law.

     The Employer hereby amends and restates the Plan as set forth in the following pages effective January 1, 1992, except as otherwise specifically stated
  herein.

                               ARTICLE 1

                              DEFINITIONS

  The following terms when used herein shall have the following meaning, unless a different meaning is plainly required by the context.
Capitalized terms
are used
  throughout the Plan text for terms defined by this and other sections.


  1.1   Account





  "Account" means a Participant's Pre-tax Contribution Account,
Employer
Matching
  Contribution Account, After-Tax Contribution Account and
Rollover
Account.



     1.2     Administrator

     "Administrator" means the person, persons or entity appointed by the
       Committee, as provided in Article 11, to administer the Plan.

  1.3   Affiliated Companies

       "Affiliated Companies" means

       (a)     the Employer,

       (b) any other corporation which is a member of a controlled group of corporations which includes the Employer
(as
               defined in Section 414(b) of the Code),

       (c) any other trade or business under common control with the
               Employer (as defined in Section 414(c) of the Code), or

      (d) an affiliated service group which includes the Employer (as defined in Section
  414(m) of the Code).

    For purposes of the limitation on benefits in Article 9, the determination of whether a corporation is an Affiliated Company will be made by modifying Sections 414(b) and (c)of the Code as specified in
Section 415(h).

1.4   After-Tax Contributions

     "After-Tax Contributions" means that portion of a Participant's
     Compensation which he or she elects to defer and authorizes to be contributed to the Plan by the Employer, and which shall be included in the Participant's gross income.

  1.5   After-Tax Contribution Account

  "After-Tax Contribution Account" means an account established and maintained by the
  Recordkeeper to hold a Participant's After-Tax Contributions to the Plan.

     1.6     Annuity Starting Date

        "Annuity Starting Date" means the first day of the first period for which a
          Plan benefit is payable as an annuity or any other form.

     1.7     AT&T Common Stock

        "AT&T Common Stock" means the shares of the $1.00 par value common stock of the American Telephone and Telegraph Company
("AT&T") as
          may be authorized from time to time, or issued upon a change of shares of such common stock or any other shares, whether in subdivision or combination thereof and whether as a part of a classification or reclassification thereof, or otherwise, and which may or may not be duly registered with the Securities and Exchange commission or listed on the
          New York Stock Exchange.

     1.8     Beneficiary

          "Beneficiary" means the person or persons designated to be the
            Beneficiary by the Participant in writing to the Committee.
Unless designated otherwise, the Beneficiary of a married Participant shall be his or her spouse. In the event a married Participant designates someone other than his or her spouse as Beneficiary, such initial designation or subsequent change shall be invalid unless the spouse consents in a writing, which names the designated Beneficiary, acknowledges the effect of the designation, and is notarized, or witnessed by a Plan representative. If a Participant fails to designate a Beneficiary or no designated Beneficiary survives the Participant, payment of benefits shall be made to the Participant's estate.

     1.9     Break-in-Service

     "Break-in-Service" means any Plan Year in which an Employee has less than 501 Hours of Service. Solely for purposes of determining a
Break-in-
       Service, Hours of Service shall also include

  (a) absence (of a male or female Employee) due to pregnancy, birth or adoption of a child, or caring for a child immediately following birth or adoption.
  During such periods of temporary absence, Hours of Service shall be credited in accordance with the Employee's regular work schedule, and shall be credited only in the first Plan Year in which the absence begins if such hours are necessary to prevent a Break-in-Service. If such hours are not needed in such first Plan Year to avoid a
  Break-in-

Service, then the total number of hours attributable to such leave including those that occurred in the first Plan Year shall be credited in the next following Plan
  Year.

  (b) a period of time during which an Employee is laid off because of a
       "Reduction in Force," and credit shall be given at the rate of the number of hours in his regularly scheduled work day with a weekly maximum equal to the number of hours in his regularly scheduled work week for a period not to exceed the duration of recall rights as established by the
       Employer policy applicable to all employees similarly situated, provided the Employee returns to work within two weeks of the date of such recall.

     1.10    Board of Directors

     "Board of Directors" shall mean the Board of Directors of AT&T Global
       Information Solutions Company.

   1.11.     Business Day

     "Business Day" means a day on which the New York Stock
Exchange is
       open for trading.

     1.12    Code

     "Code" means the Internal Revenue Code of 1986, as amended and including all regulations promulgated pursuant thereto.

     1.13    Compensation

     "Compensation" for purposes of Articles 3 and 4 means the remuneration received by or accrued on behalf of a Participant from the Employer during a Plan Year, determined prior to the deduction of Employee salary deferral contributions, including overtime pay, bonuses, commissions, and certain other pay supplements and incentive compensation and including compensation previously earned by such Participant but paid to him during such Plan Year, and which remuneration is deductible for income tax purposes by the Employer; but excluding any amounts contributed to any employee benefit plan for which a deduction by the Employer is allowed under Section 404 of the Code, except as provided above.

     Notwithstanding the foregoing, for Plan Years beginning on or after
       January 1, 1989, annual Compensation in excess of $200,000 shall be disregarded ($150,000 effective as of January 1, 1994);
provided,
       however, that this dollar limit shall be automatically adjusted to the maximum permissible dollar limitation permitted by the Commissioner of the Internal Revenue Service. In determining Compensation of a
Participant
       for purposes of this limitation, the family aggregation rules of
Section
       414(q)(6) of the Code shall apply, except in applying such rules, the term

       "family" shall include only the spouse of the Participant and any lineal descendants of the Participant who have not attained age
19 before
the
       close of the year. If as a result of the application of such rules the adjusted dollar limitation is exceeded, then the limitation shall be prorated among the affected individuals in proportion to each such individual's
Compensation as
  determined under this Section 1.13 prior to the application of this limitation.

     For purposes of the Section 415 limits of Article 9, "Compensation" has the meaning set forth in Section 415(c)(3) of the Code.
Effective
January
       1, 1989, for purposes of determining who is a Highly
Compensated
       Employee and for purposes of Article 10 (Top Heavy
Provisions),
       "Compensation" has the meaning set forth in Section
415(e)(3) of the
       Code, and also includes Participant Pre-Tax Contributions to this
Plan and
       elective Employee contributions to a cafeteria plan described in
Code
       Section 125.

     1.14    Disabled

     "Disabled" with respect to a Participant means "disabled" as such term is defined in the Employer group benefits plan in which the Participant participates, regardless of whether the Participant elects long-term disability coverage under such plan.

     1.15    Effective Date

     "'Effective Date" means May 1, 1985, or with respect to any Employer specified in appendices to this Plan, the date such Employer adopted the
       Plan.

     1.16    Eligible Employee

     "Eligible Employee" means any Employee who is on the U.S.
payroll of
       the Employer in a unit code other than 900 who is not a leased employee or covered under a collective bargaining agreement where retirement benefits were the subject of good faith bargaining which does not provide for retirement benefits under this Plan.

     "Eligible Employee" also means any citizen or resident of the United
       States who is a full-time employee of a foreign subsidiary of the
       Employer, and who is listed in Appendix B to this Plan, which appendix may be amended at any time by the Administrator.

     1.17    Employee



  "Employee" means any person (other than a nonresident alien who receives no U.S.
  source income from the Employer) who is employed by the Employer as a common law employee and any leased employee within the  meaning of Code
Section
414(n)(2);
  provided, however, effective January 1, 1987, if leased employees constitute twenty
  percent or less of the Employer's non-highly compensated work force, the term

  "Employee" shall not include a leased employee who is covered by a plan maintained by the leasing organization which meets the requirements of Code
Section
414(n)(5).





  1.18    Employee Contributions





  "Employee Contributions" means a Participant's Pre-Tax
Contributions and
After-Tax
  Contributions.





  1.19  Employer





  "Employer" means AT&T Global Information Solutions Company, a
Maryland
  corporation, formerly known as NCR Corporation. For purposes other than
Articles 11,
  12 and 13, the term "Employer" shall also include other employers as provided from time to time in Appendix A to this Plan, as provided in Section
15.1 and
15.5.





  1.20    Employer Matching Contributions





  "Employer Matching Contributions" means the contributions made to the
Plan by the
  Employer as provided in Section 3.2.



  1.21  Employer Matching Contribution Account





  "Employer Matching Contribution Account" means an account established and maintained by the Recordkeeper to receive a Participant's share of Employer Matching
Contributions
  and Performance Match Contributions to the Plan.





  1.22  Employment Commencement Date



  "Employment Commencement Date" means the date on which an Employee first completes an Hour of Service for the Employer or an Affiliated
Company
during the
  current period of employment.





  1.23  ERISA





  "ERISA" means the Employee Retirement Income Security Act of
1974, as
amended, and
  including all regulations promulgated pursuant thereto.



  1.24  Highly Compensated Employee

  Effective January 1, 1987, "Highly Compensated Employee" means an
Employee who,
  during the Plan Year or the twelve-month period preceding the Plan Year, is included in one of the following categories within the meaning of Section
414(q)
of the Code:





  (a) an Employee who was at any time a 5% owner of the Employer;



     (b) an Employee who received aggregate Compensation from all the
            Affiliated Companies in excess of the dollar limitation under
            Section 414(q)(1)(B) of the Code ($96,368 for the Plan Year
            beginning in 1993);



     (c) an Employee who received aggregate Compensation from all the
            Affiliated Companies in excess of the dollar limitation contained in
            Section 414(q)(1)(C) of the Code ($64,245 for the Plan' Year
            beginning in 1993) and was in the "top paid group" as defined in
            Section 414(q)(4) of the Code; or

     (d) an officer of an Employer whose annual Compensation exceeds
            50% of the dollar limitation under Section
415(b)(1)(A) of the
Code
            ($57,821 for the Plan Year beginning in 1993).

     An Employee described in subparagraphs (b) through (d) above for a
Plan
       Year, who is not one of the 100 highest paid Employees in the current Plan
       Year, will not be considered a Highly Compensated Employee for the current year unless he or she was a Highly Compensated
Employee in
the
       preceding Plan Year (without regard to this sentence).

     No more than 50 Employees shall be considered officers or if less, no more than the greater of (i) 3 or (ii) 10% of all Employees shall be considered officers. If all officers earn less than the Compensation threshold in subparagraph (d) above, then the highest paid officer shall be considered a Highly Compensated Employee.

     A former Employee shall be considered a Highly Compensated
Employee
       if he or she was a Highly Compensated Employee when he or she separated from service or at any time after attaining age
55.

  In determining Highly Compensated Employees, the rules of Section
414(q)(6) of the
  Code shall apply. The term "family" shall include only the spouse of the employee or former employee and any lineal ascendants and descendants and the spouses of such ascendants and descendants.

  The Employer may elect, by resolution of the Committee, from year to year, to make the determination for the prior twelve-month period, as described above, with respect to the current Plan Year rather than with respect to the twelve- month period preceding the current Plan Year.

     The Employer may elect, by resolution of the Committee, for any year
       during which the Employer at all times maintained
significant
business
       activities and employed employees in at least two
significantly
separate
       geographic areas, to modify the above definition by
substituting
$50,000
       (as indexed) for the dollar amount in subparagraph (b) and by disregarding subparagraph (c).

     1.25    Hour of Service

     "Hour of Service" means:

     (a) each hour for which an Employee is paid or entitled to payment by the
        Employer or any Affiliated Company on account of:

     (1)  Performance of duties.

  (2) A period of time during which no duties are performed (irrespective of whether the employment relationship has
            terminated) due to vacation, holiday, illness, incapacity
(including
            disability), layoff, jury duty, military duty, or leave of absence. No more than 501 Hours of Service shall be credited under this paragraph for any single continuous period (whether or not such period occurs in a single computation period), except that a maximum of 52 weeks shall be credited for absences due to illness, incapacity or disability. Hours under this paragraph shall be calculated and credited pursuant to 29 CFR
2530.200b-2(a),
(b)and
            (c), which are incorporated herein by this reference.

No hours
            shall be credited under this subsection, however, with respect to any such period of absence for which payment is made solely to comply with any applicable worker's compensation or unemployment or disability insurance laws or for payments which
            solely reimburse an employee for medical or medically-related expenses incurred by the employee.

     (3) An award of back pay, irrespective of mitigation of damages, agreed to by the Employer or any Affiliated Company. However, hours
            credited under (1) or (2) above shall not also be credited under this subsection (3), and no more than 501 Hours of Service shall be credited for any period of time during which back pay has been awarded, if during such period the Employee did not or would not have performed duties for the Employer.

     (b) Periods of absence for service in the Armed Forces of the United
            States, if the Employee returns to employment with an Employer within 90 calendar days of the first opportunity to do so.

     Hours credited under subsection (a)(2) above shall be credited to the
Year
            of Service during which the circumstances occur;
provided, that
the
            Committee, following uniform rules, may prorate such hours between the first two Years of Service which may be overlapped by such period of absence. Hours of pay at premium rates shall count only as straight time hours.

     1.26    Normal Retirement Date

     "Normal Retirement Date" means the first day of the month coinciding with or immediately following the Participant's sixty-fifth (65th) birthday.

     1.27    Participant

     "Participant" means any Eligible Employee who qualifies for participation pursuant to Article 2. A non-vested Participant shall cease to be a
       Participant on the date he or she incurs a one-year
Break-in-Service. A
       vested Participant shall cease to be a Participant when his or her benefit payments are completed.

     1.28 Performance Match Contributions

     "Performance Match Contributions" means the contributions made to the
       Plan by the Employer as provided in Section 3.3.

     1.29    Plan

     "Plan" means the AT&T Global Information Solutions Company
Savings
       Plan either in its previous or present form or as amended from time to time.

     1.30    Plan Year

     The first Plan Year commenced on May 1, 1985 and ended on December
       31, 1985. The Plan Years after December 31, 1985 and before January
1,
       1988 were the periods beginning on each January 1 and ending on the next
       December 31. The next Plan Year was a short Plan Year beginning on
       January 1, 1988 and ending on November 30, 1988.
Beginning on
       December 1, 1988 and ending on November 30, 1992, the Plan
Year was
       the period beginning on each December 1 and ending on the next
       November 30. The next Plan Year was a short Plan Year beginning on
       December 1, 1992 and ending on December 31, 1992.
Beginning on
       January 1, 1993, the Plan Year is the period beginning on each
January 1
       and ending on the next December 31.

  1.31    Pre-Tax Contributions



  "Pre-Tax Contributions" means that portion of a Participant's
Compensation which he
  or she elects to defer and authorizes to be contributed to the Plan by the Employer, and which shall not be included in the Participant's gross income.

     1.32    Pre-Tax Contribution Account

     "Pre-tax Contribution Account" means an account established and maintained by the Recordkeeper to receive a Participant's
Pre-Tax
       Contributions to the Plan.

     1.33    Recordkeeper

        "Recordkeeper" means the entity appointed by the Administrator to maintain records of Participant Accounts and perform administrative functions related to such recordkeeping.

     1.34    Reduction in Force

        "Reduction in Force" means that an Employee's employment is terminated under circumstances entitling the Employee to benefits under the
AT&T
          Global Information Solutions Company Workforce
Redeployment Plan,
          including the Voluntary Separation Program offered in January,
1994.

     1.35    Retirement Committee

        "Retirement Committee" or "Committee" means the committee as from time to time constituted and appointed by the Employer to administer the
          Plan.



  1.36  Rollover Account





  "Rollover Account" means an account established and maintained by the
Recordkeeper
  to hold a Participant's Rollover Contribution to the Plan.

  1.37  Rollover Contributions

     "Rollover Contributions" means a Participant's account balances under a similar plan sponsored by a former employer which are deposited in this
       Plan.

  1.38  Trust or Trust Fund

  "Trust or Trust Fund" means the trust fund into which shall be paid all contributions and from which all benefits shall be paid under this Plan.

  1.39  Trustee





  "Trustee" means the trustee or trustees who receive, hold, invest, and disburse the assets of the Trust in accordance with the terms and provisions set forth in a trust agreement.





  1.40  Valuation Date





  "Valuation Date" means each Business Day and any other day which the Plan
  Administrator may designate from time to time.





  1.41    Value





    "Value" means (a) as used generally, the fair market value, and (b) as used with respect to a share of AT&T Common Stock on any date, the closing sale price of a share of
  AT&T Common Stock on the New York Stock Exchange on such date, or if there is no sale of AT&T Common Stock on such exchange on such date, the average of the bid and asked prices at the closing of trading on such date.





  1.42  Year of Service





  "Year of Service" means each calendar year in which an Employee has 1,000 or more
  Hours of Service with Employer or an Affiliated Company (after the date of affiliation unless otherwise determined by the Board).





  Where the Employer maintains the plan of a predecessor employer, service for such predecessor employer will be treated as service for the Employer as required by the
  Code.

  1.43  Additional Definitions in Plan
                                                        Section

     ACP Test                                           4.2
     ADP Test                                           4.1
     Aggregate Account                                  10.2(e)
     Aggregation Group                                  10.2(h)
     Annual Additions                                   9.1
     Determination Date                                 10.2(c)
     Investment Manager                                 12.4
     Joint and Survivor Annuity                         6.4(a)
     Key Employee                                       10.2(g)
     Local Plan Administrator                           11.4(f)
     Lump Sum                                           6.3(a)
     Present Value of Accrued Benefits                  10.2
     Qualified Domestic Relations Order                 16.4
     Super Top Heavy                                    10.2(b)
     Top Heavy                                          10.2(a)
     Valuation Date (for Top Heavy)                     10.2(d)
       Whole Life Annuity                                 6.4(b)

                               ARTICLE 2

                             PARTICIPATION


  2.1 Participation

         An Eligible Employee shall become a Participant by submitting an
Enrollment
  Form to Global Human Resources. Each Eligible Employee may become a
Participant
  in this Plan on the first day of any month coinciding with or following completion of a twelve consecutive month period within which the Employee has at least
1,000 Hours of
  Service, or, if later, the first of the month coinciding with or next following the date on which he or she becomes an Eligible Employee. The twelve-month period used for this determination shall start on the Employee's Employment
Commencement Date
and
  anniversaries of the Employment Commencement Date thereafter.

     2.2  Reemployment After Termination

     Upon the reemployment of a terminated former Participant as an
Eligible
  Employee, he or she may immediately become a Participant by submitting an
  Enrollment Form to Global Human Resources.

     An Employee who terminates prior to becoming a Participant and is later reemployed may become a Participant after satisfying the requirements of
Section 2.1.

     2.3  Employees in a Bargaining Unit

   An Employee belonging to a collective bargaining unit, which has entered an agreement with the Employer that does not provide for retirement benefits under this
  Plan, shall not qualify for participation. If such an Employee is a
Participant when
  such an agreement is entered, the Employee shall cease active participation on the effective date of the bargaining agreement. If such an agreement provides for Plan participation, a covered Employee may continue or resume participation.

  2.4   Inactive Participation

   If a Participant transfers to a position with the Employer or an
Affiliated Company
  in which he or she is not an Eligible Employee, the Participant shall not make
  Employee Contributions to the Plan, but his or her Account
Balances will
not be
  distributed until termination of employment with the Company or Affiliated Company.
  If such a Participant transfers back to a position in which he or she is again an
  Eligible Employee, he or she may resume making Employee Contributions to the Plan as of the first of any month following submission of an Enrollment Form to Global
  Human Resources.

                                   ARTICLE 3

                             PLAN CONTRIBUTIONS


     3.1  Employee Contributions

     (a)  Authorization of Payroll Deductions

          A Participant who desires to make payroll deduction
            contributions pursuant to this Section 3.1 shall submit an
            Enrollment Form to the Employer. The Enrollment Form shall authorize the Employer to make payroll deductions equal to a whole percentage of Compensation between 1% and 10%, and shall
            specify the percentage which shall be contributed as a Pre-Tax
            Contribution, which shall not exceed 6%, and the percentage which shall be contributed as an After-Tax Contribution, which shall not exceed the difference between the amount of the Pre-Tax
            Contributions and 10%. Payroll deductions shall be based on
            Compensation for each payroll period.

          The Enrollment Form shall be effective on the first day of the payroll period coinciding with or following the later of: (1)
the date
            participation commences, or (2) the first day of the month which coincides with or next follows completion of the Enrollment
Form,
            and shall remain in effect until such Enrollment Form is superseded by a subsequent Enrollment Form or revoked. Payroll deductions shall be deducted from Participant Compensation each payroll period, except for those periods in which the deducted amount exceeds the amount remaining after other payroll deductions.

     (b)  Maximum Dollar Contribution

          Effective January 1, 1987, notwithstanding the foregoing, Pre-Tax
            Contributions to this Plan (and any other plans of Affiliated
            Companies subject to Section 402(g) of the Code) for any calendar year shall not exceed the maximum dollar limitation on elective deferrals under Section 402(g) of the Code ($9,240 for 1994 and indexed thereafter).

     (c)  Participant Modification of Enrollment Form

     The payroll deduction percentages designated in the Participant's
  Enrollment Form shall continue in effect regardless of changes in
Compensation until
  the Participant elects in writing to change the percentage. A
Participant
may change
  the percentages, discontinue contributions or resume contributions by completing a new Enrollment Form and submitting it to Global Human
Resources.
Completion of
  an Enrollment Form shall automatically revoke all prior
Enrollment Forms
entered
  into by a Participant. Any such change will become effective as soon as administratively practical thereafter.

  (d)          Employer Deposit of Employee Contributions

     The Employer shall contribute to the Plan on behalf of each active Participant an amount equal to 100% of the payroll deduction
amount pursuant
  to the Participant's payroll deduction agreement for each payroll period.

Participant
  contributions shall be credited to the Participant's Pre-tax
Contribution
Account or
  After Tax Contribution account, as applicable.

     The Employer shall pay the Employee Contributions for each payroll period in cash to the Trustee within a reasonable time after the
payroll period.

     3.2     Employer Matching Contributions

          The Employer shall make an Employer Matching
Contribution for
each
       payroll cycle in an amount equal to 75% of the first 3% and 25% of the next 3% (4%-6%) of each Participant's Compensation contributed as
       Employee Contributions during such payroll cycle not in excess of the limits contained in Sections 3.1(b) (Maximum Dollar
Contributions)
and
       4.1 (ADP Test). This Employer Matching Contribution shall be credited to the Participant's Employer Matching Contribution
Account.

          The Employer shall pay the Employer Matching
Contributions for
each
       payroll cycle to the Trustee within a reasonable time after such payroll cycle, in cash or AT&T Common Stock.

   3.3  Performance Match Contributions

          The Employer, in its sole discretion, may make a
Performance
       Match Contribution for any calendar year in an amount
equal to up to
50%
       of each eligible Participant's Employee Contributions from 4% to 6%
of
       Compensation.

     A Participant will be eligible to receive a Performance
Match
       Contribution for a Plan Year if he or she is actively employed by the
       Employer on the last day of the Plan Year, or dies, becomes Disabled or retires during the Plan Year.

     Any such Performance Match Contribution may be made in cash or
       AT&T Common Stock and will be made in addition to the Company
       Matching Contributions.  Any such Performance Match
Contribution
shall
       be paid to the Trustee not later than the first Business Day coinciding with or next following the March 31 of the calendar year following the calendar year for which such Performance Match is made.  The
Performance
Match
       Contribution for each year shall be authorized by a resolution of the
       Committee.

     3.4  Participant Rollover Contributions

   An Eligible Employee may request in writing acceptance of a rollover amount from another qualified plan or conduit Individual Retirement
Account
(IRA). The
  amount must be directly transferred from another qualified plan or rolled over by the

  Eligible Employee within 60 days of receiving the distribution from the other plan or conduit IRA. The Administrator has total discretion over acceptance of such amounts into this Plan; provided, rollovers of any type of property other than cash will not be accepted. In the event an Eligible Employee is permitted to contribute a rollover amount, such amount shall be allocated to a separate, fully vested
Rollover Account.

     3.5  Time of Contribution

               In no event shall Employer contributions for any Plan Year be made later than the time prescribed by law (i) for the deduction of such contributions for purposes of federal income tax, as
            determined by the applicable provisions of the Code, or ((ii)) for making such contributions under a cash or deferred arrangement
            (within the meaning of Section 401(k) of the Code).

          3.6  Profits not Required

               Effective on and after January 1, 1987, the Employer shall make all contributions to the Plan without regard to current or accumulated earnings and profits for the taxable year ending with or within such Plan Year. Notwithstanding the preceding sentence, the Plan shall continue to be designed to qualify as a profit sharing plan for purposes of Sections 401(a), 402, 412 and 417 of the
            Code.

                                   ARTICLE 4
                            NONDISCRIMINATION TESTS

     4.1  Non-Discrimination Test For Deferrals (ADP Test)

     Effective January 1, 1987, for each Plan Year, the Plan must meet one of the actual deferral percentage (hereinafter "ADP") tests described below to satisfy the non-discrimination requirement. For purposes of this ADP test, Eligible
Employees
  who do not qualify for participation pursuant to Section 2 shall not be considered.

     (a) The ADP for the group of Eligible Employees who are Highly
            Compensated Employees does not exceed the ADP for all other
            Eligible Employees multiplied by 1.25; or

     (b) The ADP for the group of Eligible Employees who are Highly
            Compensated Employees (i) is not more than two percentage points higher than the ADP for all other Eligible Employees and ((ii)) does not exceed the ADP for all other Eligible Employees multiplied by
            2.

     The ADP for a specified group of Eligible Employees shall be the average of the ratios (calculated separately for each Employee in the group to the nearest one-
  hundredth of one percent of the Employee's Compensation) of (i) Participant Pre-Tax
  Contributions to ((ii)) the Employee's Compensation earned while a
Participant,
  determined in accordance with Code Section 401(k) and regulations pursuant thereto.

     For purposes of the ADP tests, the definition of "Compensation" may be modified to mean any definition of compensation that complies with
Section 414(s) of
  the Code.

     In applying the foregoing tests, Compensation paid to and Pre-Tax
  Contributions on behalf of family members (as defined in Code
Section
414(q)(6)(B))
  of a Highly Compensated Employee who is a 5% owner or in the group consisting of the ten Highly Compensated Employees paid the greatest
Compensation shall
be
  considered together to determine a combined ADP for the family group
(which is
  treated as one Highly Compensated Employee).

               If for any Plan Year a Highly Compensated Employee is also eligible to participate in another cash or deferred arrangement maintained by any Affiliated Company, then the ADP of such
            Highly Compensated Employee shall be determined by treating all the cash or deferred arrangements in which he or she is eligible to participate and this Plan as one arrangement.

  4.2     Non-Discrimination Test for Employer Matching
Contributions and
After-Tax
  Contributions (ACP Test)

     Effective January 1, 1987, for each Plan Year the Plan must meet one of the average contribution percentage (hereinafter "ACP") tests described below to satisfy this non-discrimination requirement. For purposes of this ACP test, Eligible
  Employees who do not qualify for participation pursuant to
Article 2
shall not be
  considered.

     (a) The ACP for the group of Eligible Employees who are Highly
            Compensated Employees does not exceed the ACP for all other
            Eligible Employees multiplied by 1.25; or

     (b) The ACP for the group of Eligible Employees who are Highly
            Compensated Employees (i) is not more than two percentage points higher than the ACP for all other Eligible Employees and (ii) does not exceed the ACP for all other Eligible Employees multiplied by
            2.

     The ACP for a specified group of Eligible Employees shall be the average of the ratios (calculated separately for each Employee in the group to the nearest one-
  hundredth of one percent of the Employee's Compensation) of (i)
Employer
Matching
  Contributions on behalf of each such Employee and the Employee's
After-Tax
  Contributions, if any, to (ii) the Employee's Compensation earned while a
Participant,
  determined in accordance with Code Section 401(m) and regulations pursuant thereto.

     For purposes of the ACP tests, the definition of "Compensation" may be modified to mean any definition of Compensation that complies with
Section 414(s) of
  the Code.

     In applying the foregoing tests, Compensation paid to and contributions on behalf of family members (as defined in Code Section
414(q)(6)(B)) of a
Highly
  Compensated Employee who is a 5% owner or in the group consisting of the ten
  Highly Compensated Employees paid the greatest Compensation shall be considered together to determine a combined ACP for the family group (which is treated as one
  Highly Compensated Employee).

     If for any Plan Year a Highly Compensated Employee is also eligible to participate in another plan offering employer matching contributions and/or After-Tax
  After-Tax Contributions maintained by any Affiliated Company, the ACP of such
  Highly Compensated Employee shall be determined by aggregating all such contributions.

  4.3     Multiple Use of Alternative Limitations Under ADP and
ACP Tests

     If the sum of the ADP and ACP for Highly Compensated
Employees
  determined under Section 4.1 and Section 4.2, respectively, after correcting any excess deferrals or contributions pursuant to Section 4.5, exceeds the
Aggregate Limit
  defined below, then Highly Compensated Employee contributions shall be further limited pursuant to this
  section. This multiple use limitation shall be applied in accordance with the provisions of Treas. Reg. Sections 1.401(m)-I and 1.401(m)-2.

     The Aggregate Limit means the sum of:

     (a) 1.25 multiplied by the greater of (i) the ACP, or ((ii)) the ADP for the group of all Eligible Employees who are not Highly
            Compensated Employees, and

     (b)  the lesser of:

          (1) two plus the lesser of (i) the ACP, or ((ii)) the ADP for the group of all Eligible Employees who are not Highly
                 Compensated Employees, or

          (2) two multiplied by the lesser of (i) the ACP, or ((ii)) the
                 ADP for the group of all Eligible Employees who are not
                 Highly Compensated Employees.

     In the event contributions exceed this Aggregate Limit, Participant unmatched After-Tax Contributions, then unmatched Pre-Tax
Contributions,
then
  matched After-Tax Contributions, then matched Pre-Tax
Contributions shall
be
  considered excess contributions pursuant to the applicable subparagraph of Section 4.5 and shall be returned to Highly Compensated Employees pursuant thereto.

     4.4  Corrective Procedures to Satisfy Discrimination Tests

     If at any time during a Plan Year the Administrator determines on a projected basis that it is necessary to reduce the Participant
Pre-Tax
Contributions,
  After-Tax Contributions or Employer Matching Contributions to satisfy the dollar limit on annual deferrals, the ADP non-discrimination test, the ACP non-
  discrimination test, or the multiple use of alternative limitations test, it shall have the authority to do so in such amounts and for such periods of time as it deems necessary under the circumstances.

     The Administrator, in its sole discretion, may elect to aggregate
Employer
  Matching Contributions with Pre-Tax Employee Contributions to the extent necessary to satisfy the ADP discrimination test provided such aggregation does not itself result in discrimination. Notwithstanding any Plan provisions to the contrary, any Employer contributions so aggregated shall be 100% vested, may not be withdrawn upon hardship, and the ACP test must be passed without taking such Employer contributions into account.

  4.5     Return of Contributions

     (a)  Mistake of Fact

          If the amount of contribution made to the Plan by the Employer for any Plan Year is in excess of the amounts required under
Article 3,
            and such excess payment is due to mistake of fact, the Employer shall have the right to recover such excess contribution within one year after the date the contribution is made to the Trustee.
The
            return of a contribution shall be permitted hereunder only if the amount so returned (i) is the excess of the amount actually contributed over the amount which would have otherwise been contributed, (ii) does not include the Compensation attributable to such contribution, and (iii) is reduced by any losses attributable to such contribution.

     (b)  Contributions in Excess of Dollar Limitation

          An excess deferral exists for a Participant if Pre-Tax
Contributions
            under this Plan together with any other plans subject
to the
deferral
            limit in Code Section 402(g) (for 1994 this limit is
$9,240)
exceed
            such dollar limitation for any calendar year.

          In the event an excess deferral exists in plans maintained by the
            Employer (and Affiliated Companies, if applicable) such excess deferral, adjusted for investment gains or losses during the calendar year (using the method described in Section 5.8), less amounts previously returned pursuant to subparagraph (c), shall be distributed no later than April 15 following the calendar year in which the excess deferral occurred.

          Effective January 1, 1987, in the event an excess deferral exists in plans maintained by the Employer and any unrelated employers, and a Participant submits a written request for a return of excess deferrals by March 1 following the calendar year in which an excess deferral occurs, the Administrator shall distribute such excess deferral, adjusted for investment gains or losses during the calendar year (using the method described in Section
5.8), less
            amounts previously returned pursuant to subparagraph
(c), no
later
            than April 15 following the calendar year in which the excess deferral occurred. Such written request shall contain information which the Committee require.

     (c)     ADP Excess Contribution

     An ADP excess contribution exists if contributions under this Plan on behalf of Highly Compensated Employees fail to meet the ADP test described in Section 4.1. Within twelve months after the end of the
Plan
       Year for which there is an excess, contributions which exceed the
ADP
       limitation, adjusted for earnings and losses during the calendar year (using the method described in Section 5.8), less amounts previously returned pursuant to subparagraph (b), shall be distributed to Highly
Compensated
Employees
  by reducing each Highly Compensated Employee's deferral in the order of deferral percentages beginning with the highest. Pre-Tax Contributions distributed under this provision shall not be eligible for Employer Matching
Contributions.

     Within twelve months after the end of the Plan Year for which there is an excess, Participant contributions of Highly Compensated
Employees
which
       exceed the ADP limitation shall be reduced in increments beginning with the highest contribution percentage and then continuing with the next highest contribution percentage as the ceiling declines, by distributing the reduced amount with related Compensation to the Employee to whom it applies.

     (d)     ACP Excess Contributions

     An ACP excess contribution exists if contributions under this Plan on behalf of Highly Compensated Employees fail to meet the ACP test described in Section 4.2. Within twelve months after the end of the
Plan
       Year for which there is an excess, After-Tax
Contributions, and then
       Employer Matching Contributions of Highly Compensated
Employees
       which exceed the ACP limitation shall be reduced, beginning with the highest contribution percentage and then continuing with each next lower percentage as the ceiling declines, as follows:

          (1) Any amount reduced from After-Tax Contributions shall be distributed, with related earnings, to the Employee to whom it applies.

          (2)  Any amount reduced from Employer Matching
Contributions
                 shall be forfeited, with related earnings, to the extent of any unvested balance in the Employer Matching
Contribution
                 Account of the Employee to whom it applies. The unvested
                 balance shall be determined before the
reduction. Amounts
                 so forfeited shall be applied to pay Plan expenses or offset future Employer Matching Contributions.

               (3)  Any amount reduced from Employer Matching
                      Contributions not forfeited under (2) above shall be
                      adjusted for earnings and losses during the Plan Year
                      (using the method described in Section 5.8 on a last-
                      in/first-out basis) and distributed to the Employee to
                      whom it applies.

  In the event excess deferrals are returned to a Highly
Compensated
Employee whose
  contributions and Compensation were aggregated with other family members for purposes of the ACP test in Section 4.2, such returned amounts shall be returned to each family member in the same proportion that his or her contributions and
  Compensation bears to total contributions and Compensation of the family member group.

     (e)  Vesting Exception

  Notwithstanding the vesting provisions of Article 8, a Participant shall not have a nonforfeitable right to excess contributions which are returned, adjusted or forfeited pursuant to this Section 4.5.

                                 ARTICLE 5

                         ACCOUNT ADMINISTRATION

     5.1  Types of Accounts

     All contributions shall be made to the Trust Fund which will have the following types of accounts for each Participant:

     (a)  Pre-Tax Contribution Account
     (b)  After-Tax Contribution Account
     (c)  Employer Matching Contribution Account
  (d) Rollover Account

  5.2   Transfer of Accounts from Profit Sharing Plan

   Effective as of August 30, 1993, The NCR Corporation
Employees' Profit
Sharing
  Plan terminated and account balances thereunder were transferred directly to the Plan.
  Account balances so transferred shall be maintained in Participants'
Employer
  Matching Contribution Accounts under the Plan.

  5.3   Transfer of Accounts from Payroll Employee Stock
Ownership Plan

   Effective as of August 30, 1993, The NCR Payroll Employee
Stock
Ownership
  Plan was merged with the Plan and account balances thereunder were transferred directly to the Plan. Account balances so transferred shall be maintained in
  Participants' Rollover Accounts under the Plan.

     5.4  Investment Options

     The Trust Fund shall be divided into one or more investment funds.
Any
  fund may hold for investment any assets permitted by the terms of the
Trust
  Agreement, including without limitation, cash or other types of short-term investments. Investment funds may be established or eliminated by agreement between the Committee and the Trustee.

   As of January 1, 1992, The Trust Fund shall contain the following investment funds:

     (a) Very Conservative Strategy Fund, which shall be invested primarily in short-term obligations issued or guaranteed as to principal and interest by the United States government or its agencies, and repurchase agreements secured by these obligations.

  (b) Conservative Strategy Fund, which shall be invested approximately
30% in
  cash (i.e., money market investments) and 70% in U.S. fixed income investments.

     (c) Moderately Cautious Strategy Fund, which shall be invested primarily in a broad range of investment grade, interest-bearing securities issued by the United States government and its agencies and by corporations, and also in U.S. common stocks in the Standard & Poor's
Composite
Index
            of 500 Stocks.

     (d)  a Moderate Strategy Fund, which shall be invested
approximately
45%
            in U.S. fixed income investments, 9% in U.S. small capitalization equities, and 46% in U.S. large capitalization equities.

     (e) a Moderately Aggressive Strategy Fund, which shall be invested approximately 27% in U.S. fixed income investments, 12% in U.S.
            small capitalization equities, 10% in international equities, and 51% in
            U.S. large capitalization equities.

     (f) an Aggressive Strategy Fund, which shall be invested approximately 12%
            in international equities, 13% in U.S. small capitalization equities, and
            75% in U.S. large capitalization equities.

     (g) an AT&T Stock Fund, which shall be invested primarily in AT&T
            Common Stock.

     (h) a Mutual Fund Window, offering a choice of the following retail mutual funds:  Columbia Fixed Income Securities Fund,
Fidelity
            Balanced Fund, Fidelity Growth and Income Fund,
Fidelity
            Contrafund, and Templeton Foreign Fund, and Twentieth
Century
Ultra
            Investors Fund.

  5.5   Investment Funds Prior to March 20, 1992

  From January 1, 1992 through March 20, 1992, the Trust Fund shall also contain the following investment funds:

     (a) a Balanced Fund, which shall be invested primarily with a view towards maximizing return at varying degrees of risk.

     (b)     a Guaranteed Investment Fund, which shall be
invested
primarily in
       fixed      interest bearing instruments, with a view to
the
guarantee of
       income.

     (c) a Mutual Fund Window, which shall offer a choice of four retail mutual funds.


  5.6     Participant Direction of Investments

     Each Participant may direct the investment of his or her Accounts among the available investment funds. An investment direction shall remain effective with regard to all subsequent amounts credited to a Participant's Account, until changed in accordance with the provisions of this section. An investment direction shall apply proportionately to all of a Participant's Accounts.

     (a)  When Participation Commences

          When participation commences, a Participant may allocate future contributions to his or her Account among the investment funds in
            10% increments (1% increments as of January 1, 1994), by giving direction to the Recordkeeper. If an Employee fails to make an election, 100% of the contribution will be allocated to the
Very
            Conservative Strategy Fund Account.

     (b)  Changing Investment Allocations

     A Participant may change his or her investment election with respect to existing Account balances and/or future contributions as of any Business
Day, in 10%
  increments (1% increments as of January 1, 1994), (except that Account balances may not be transferred from the Conservative Strategy Fund to the Very
Conservative
  Strategy Fund) by giving direction to the Recordkeeper. Any portion of a
  Participant's Accounts that is transferred from the Conservative Strategy
Fund to
  another investment fund may not be transferred from such fund to the Very
  Conservative Strategy Fund for a period of 180 days.

  5.7   Consolidation of Investment Accounts as of March 20, 1992

   Notwithstanding anything herein to the contrary, between January 1, 1992 and
  March 20, 1992, no additional Plan assets shall be invested in the
Balanced Fund,
  Guaranteed Investment Fund or Mutual Fund, and Participants shall not be permitted to direct the transfer of Account balances out of such funds.

   If a Participant had an investment direction in effect on December 31,
1991 and
  fails to make a new investment direction for Employer
Contributions made
on his
  behalf after such date, the Participant's investment directions shall be modified as follows with respect to Employer Contributions made on the Participant's behalf after
  December 31, 1991:

     (a) Amounts directed to the Balanced Fund shall be invested in the


         Moderately Cautious Strategy Fund.

     (b)     Amounts directed to the Guaranteed Investment Fund
shall be
invested
       in    the Conservative Strategy Fund.

     (c) Amounts directed to the Fidelity Magellan Fund portion of the
Mutual  Fund
       shall be invested in the Aggressive Strategy Fund.

     (d)     Amounts directed to the Fidelity Intermediate Bond
Fund
portion of
       the   Mutual Fund shall be invested in the Conservative
Strategy
Fund.

     (e) Amounts directed to the Fidelity Equity Income fund portion of the
       Mutual Fund shall be invested in the Moderate Strategy
Fund.

     (f) Amounts directed to the Fidelity Cash Reserves Fund portion of the
       Mutual Fund shall be invested in the Very Conservative
Strategy
Fund.

     Effective March 20, 1992, amounts invested in the Balanced
Fund,
Guaranteed
  Investment Fund and Mutual Fund shall be transferred to the other investment funds in the same manner as specified in subsections (a) through (f) above.

     5.8  Allocation of Trust Fund Earnings and Losses to
Participant
            Accounts

     As of each Business Day, any increase or decrease in the fair market value
  (including interest, dividends, realized and unrealized gains and losses) of any fund shall be allocated among the Participant Accounts on the basis of the interests in the particular fund held in the Accounts as of such day.

     Notwithstanding the foregoing, in the event a terminated
Participant
has
  received a distribution of his or her vested benefit, the nonvested portion of his or her
  Participant's Account shall not be credited with Trust Fund earnings and losses pursuant to this section after the date of the distribution.

     5.9  Account Statements

  Each Participant shall be provided with a statement of his or her
Accounts under the Plan showing the
  Account values as of each calendar quarter. If within thirty
(30) days
after the statement is mailed the
  Participant makes no objection to the statement, it shall become binding and conclusive on the Participant and any Beneficiary.

                               ARTICLE 6

                      BENEFITS AND FORMS OF PAYMENT


     6.1  Eligibility for Benefits

     A Participant shall be eligible to receive a distribution of his or her
  Accounts, to the extent vested, upon retirement, becoming Disabled or termination of employment with the Employer and any Affiliated Companies. A
Participant's
  Beneficiary shall be eligible to receive a distribution of the Participant's Accounts upon the death of the Participant.

     Notwithstanding the foregoing, in the event a Participant again becomes an
  Employee before benefits commence, he or she shall no longer be eligible to receive a distribution.

     6.2  Time of Benefit Commencement

     (a)  Benefit Commencement

          Benefits shall be paid as soon as practical following a request for benefit commencement. Participants and Beneficiaries may request benefit commencement as described below.

          (1)  Participant

               A Participant who is eligible for benefits may request
                 benefit commencement by written notice to Global
Human
                 Resources. Benefits may commence at any time following
                 termination, however, effective April 1, 1990, benefits must commence on or before the date the Participant attains or
                 would have attained age 70-1/2. If such a Participant fails to request benefit commencement, he or she shall be deemed to have requested that benefits commence on the date the
                 Participant attains or would have attained age
70-1/2.

          (2)  Beneficiary

               A Beneficiary who is eligible for benefits shall receive
                 benefits within a reasonable time following the Participant's death, in the form of a Lump Sum.

  (3)     Age 70-1/2 Limitation

               Effective January 1, 1989, in no event shall benefits
                 commence later than April 1 following the calendar year in which the Participant attains age 70-1/2, regardless of
                 whether the Participant continues in service after that date unless the Participant attained age 70-1/2 prior to
January
                 1, 1988 and was not a 5% owner at any time after age 66-
                 1/2, in which case payments shall commence no later than
                 upon termination of employment.

     (b)  Amount of Payment

          The amount distributed shall be based on the Account balance determined as soon as practical following a request for benefit commencement.

          Distributions will be made in cash, except that if a Lump Sum distribution is elected, a Participant may elect to receive the portion of his or her Accounts invested in the AT&T Stock
Fund in whole
            shares of AT&T Common Stock, with any fractional shares
            distributed in cash.

     (c)  Small Benefits

          Notwithstanding any election to commence benefits or lack thereof, the Committee shall distribute a benefit which is $3,500 or less at
            the time benefits commence, in a lump sum as soon as practical following termination of employment, death or becoming
Disabled,
            without Participant or Beneficiary consent.

     6.3  Form of Payment

     The following forms of payment are available to Participants under this
       Plan:

     (a)  Lump Sum

          A Lump Sum distribution shall be a single sum payment which represents the Participant's entire interest in the Plan.

     (b)     Installments

     Installment payments made quarterly in accordance with the Participant's election, for 5, 10, or 15 years or for the life expectancy of the
       Participant. A Participant may not elect an installment period that exceeds his or her life expectancy. Each installment payment shall be determined by dividing the total value of the Participant's Accounts immediately before the installment is paid by the number of such remaining installments
       (including that installment). The Participant's Accounts which are not yet distributed shall continue to be credited with investment earnings and losses
  pursuant to section 5.8.

        (c)  Annuity

          A Participant may elect to receive his or her Account balance in the form of an annuity providing monthly payments for the Participant's life or the life of the Participant and the Participant's spouse. If the
            Participant selects an annuity form of benefit, the provisions of Section
            6.4 will apply.

     (d)     Direct Transfer

          A Participant may elect that all or any part of his or her
Account
            balance be transferred directly to another qualified retirement plan that accepts rollover contributions or to an individual retirement account
            (IRA).

     (e)     Transfer to Retirement Plan

     A Participant who also participates in the Retirement Plan for
Salaried
       Employees of NCR Corporation (the "Retirement Plan"), who terminates employment at a time when he or she is entitled to receive benefits from the Retirement Plan, and who will receive a "guaranteed benefit" under
       Part II, Section 15 of the Retirement Plan, may elect that the vested amount in his or her Employer Matching Contribution
Account be
       transferred directly to the Retirement Plan and paid in the same manner as the Participant's benefits are paid from the Retirement Plan.

     6.4     Annuity Form of Distribution

     If the Participant elects to receive his or her Account balance in an annuity form of distribution, the provisions of this Section 6.4 shall apply.

     (a)  Married Participants

          Any Participant who is married on the Annuity Starting
Date shall
            automatically be deemed to have elected a Joint and Survivor
            Annuity option, effective as of such date, with his or her spouse on the Annuity Starting Date as the joint annuitant.  A
Joint and
            Survivor Annuity will pay monthly benefits from the Annuity
            Starting Date to the first of the month preceding death, with a monthly benefit equal to 50% of the amount payable to the
            Participant payable for the life of the Spouse if living at the time of the Participant's death.

          A married Participant may reject the Joint and Survivor
Annuity
            Option by filing a written notice with Global Human
Resources
            ninety days prior to his or her Annuity Starting
Date. Such
initial
            notice, or subsequent change, must acknowledge the effect of the election, specify the form of payment elected and name the designated Beneficiary or joint annuitant, and must be signed by the

  Participant's spouse. The spouse's signature must be notarized or witnessed by a Plan representative. If the Joint and Survivor Annuity Option is rejected, benefits shall be paid in the form of a Lump Sum, unless another form is elected.

          A married Participant may file a rejection or joint annuitant election notice or revoke any such notice at any time during the ninety-day election period immediately preceding the Annuity
Starting
Date.

     (b)  Unmarried Participants

          An unmarried Participant shall receive his or her benefits in the form of a Whole Life Annuity, which shall pay monthly benefits from the Annuity Starting Date to the first of the month preceding death.

          An unmarried Participant who has elected to receive benefits in an annnuity form of payment may subsequently reject (or re-elect) the
            Whole Life Annuity option by filing a written notice with
Global
            Human Resources at any time during the ninety-day election period immediately preceding the Annuity Starting Date. If the Whole
Life
            Annuity option is rejected, benefits shall be paid in the form of a
            Lump Sum, unless another form is elected.

     (c)     Explanation of Forms of Payment

          The Administrator shall furnish each Participant with a written explanation of the terms and conditions of the forms of payment within a reasonable period (at least thirty but not more than ninety days) prior to the Participant's Annuity Starting
Date.

     (d)     Loan Applications

           If a Participant who has elected to receive benefits in an annuity form of distribution applies for a loan, the loan application will be invalid unless his or her spouse consents to the loan by signing the loan application and the spouse's signature is notarized or witnessed by a
            Plan representative.

     (e)     Death Benefits

          If a Participant elects to receive benefits in an annuity form of distribution and dies before the Annuity Starting
Date, the
Participant's
            spouse (if any) shall receive a death benefit consisting of the
            Participant's Account balance paid in the form of a Whole Life
            Annuity, unless the spouse files a written rejection of the
Whole Life
            Annuity with the Administrator which acknowledges the effect of the rejection, and elects to receive instead a lump sum payment or installment payments.

  6.5   Benefits for Terminated Participants

   Benefits under the Plan shall be determined and paid in accordance with the provisions of the Plan in effect on the Participant's most recent date of termination of employment.

  6.6   Commencement of Payment

          Unless a Participant elects otherwise, the payment of benefits shall commence no later than 60 days after the end of the Plan Year in which the latest of the following occurs:

          (a)  the date the Participant attains age 70-1/2,

          (b) the tenth anniversary of the year in which the Participant commenced participation in the Plan, or

          (c) the Participant terminates employment with the Employer;

  provided that payments shall not commence later than April 1 following the calendar year in which the Participant attains age 70-1/2, regardless of whether he or she remains in service after that date.

          ARTICLE                         7







  WITHDRAW                  ALS AND LOANS


     7.1  After-Tax and Rollover Withdrawals

     A Participant may withdraw all or a portion of his or her After-Tax
  Contributions Account and Rollover Account, with earnings, not more than twice in any calendar year, by submitting an application form to the Recordkeeper.

If a
  Participant withdraws After-Tax Contributions that were matched by the
Employer,
  the Participant may not make Employee Contributions to the Plan for twelve months after the withdrawal.  Withdrawals will be paid in cash.

     7.2  Hardship Withdrawal

     (a)  Availability

          Prior to termination of employment, a Participant may apply for a hardship withdrawal of his or her Employee
Contributions,
            including earnings on Pre-Tax Contributions prior to January 1,
            1989.

          All hardship withdrawals are subject to Administrator
            approval, and will be paid in cash. A hardship withdrawal
            shall only be approved if it is for a specific type of expense and if it is necessary to satisfy such expense.

     (b)  Hardship Expenses

          Effective January 1, 1989, hardship withdrawals are available only to pay for the following expenses (including any penalties and taxes incurred as a result of the hardship distribution):

          (1)  expenses for medical care described in Code
Section 213(d)
                 incurred by the Participant, or his or her spouse or
                 dependents (as defined in Code Section 152) or amounts
                 necessary for such persons to obtain such medical care;

          (2) purchase (excluding mortgage payments) of a principal
                 residence for the Participant;

          (3) tuition and related educational fees for the next twelve months of post-secondary education for the Participant, his or her spouse, children, or dependents;

  (4) preventing eviction of the Participant from his or her principal residence or foreclosure on the mortgage of the Participant's principal residence;

          (5) payment of unreimbursed expenses for maintaining the
                 structural integrity of the Participant's principal residence;
                 or

          (6) payment of funeral expenses for a dependent (as defined in
                 Code Section 152) of the Participant.

     (c)  Determination of Necessity

          Effective January 1, 1989, a distribution shall be deemed to be necessary to satisfy an expense described in 7.2(b) above if both of the following requirements are satisfied:

     (1) the distribution is not in excess of the amount of such expense
            (including any excise tax or income tax liability arising from the distribution); and

     (2) the Participant has obtained all distributions (other than hardship distributions), and all nontaxable loans currently available under all plans maintained by the Employer.

     (d)  Order of Withdrawal

          A hardship distribution shall be deducted from the Participant's
            Accounts in the following order:

     (1) Unmatched After-Tax Contributions, prorated between contributions and earnings.

     (2) Matched After-Tax Contributions, prorated between contributions and earnings.

     (3)  Pre-Tax Contributions, without earnings.

     (4)  Earnings on Pre-Tax Contributions prior to January 1,
1989.

          Employer Matching Contributions are not available for hardship withdrawals.

     (e)  Other Requirements

     A Participant's Employee Contributions to this or any other qualified retirement plan or non-qualified deferred compensation plan maintained by the Employer (including the Employer's employee stock purchase plan)
       shall be suspended for twelve (12) months after a hardship withdrawal. In addition, the Participant shall not exercise an option under one of the
       Employer's stock option plans, except for a cashless exercise, for the twelve months. Following the 12-month suspension, the Participant may resume contributions by submitting a new Enrollment Form.

     In addition, the Participant may not make a Pre-Tax
Contribution to
the
       Plan or any other plan maintained by the Employer (other than health or welfare benefit plans, including cafeteria plans under Code Section
125) for
       the Participant's taxable year immediately following the taxable year of the hardship withdrawal, in excess of Pre-Tax Contributions allowable in
       Section 3.1(b) for the next taxable year less the amount of such
       Participant's Pre-Tax Contributions for the taxable year of the hardship withdrawal.

     Notwithstanding the foregoing, a Participant whose contributions have been suspended for twelve months due to a hardship withdrawal shall be deemed to be an Eligible Employee for purposes of the ADP test in Section
4.1,
       ACP test in Section 4.2, and multiple use test in Section
4.3.

     7.3  Loans

          (a)  General

     Effective August 1, 1993, a Participant who has not terminated employ-
            ment with the Employer may borrow from the Plan in accordance with this Section 7.3. Loans will not be made to a Participant who is on a leave of absence or who has transferred to an Affiliated
            Company that is not an Employer.

     To the extent of the loan amount outstanding throughout the term of the loan, a Participant's Accounts shall not share in investment earnings and losses that would otherwise have been credited or charged to the Accounts, but it shall be credited with the loan interest payments. A loan may be transacted by contacting the Recordkeeper by telephone. Based upon such a transaction, the
            Participant will receive a Promissory Note and Security
Agreement
            and information necessary to complete the processing of the loan.

     (b)  Amount

     No loan shall be in an amount that is less than $1,000, or greater than the lesser of $50,000 or 50% of the employee's vested account balance.
            The $50,000 limit shall be reduced by the Participant's highest outstanding loan balance in the preceding 12 months.
The
amount
            of the loan shall not exceed an amount that can be repaid by a payroll after-tax deduction which equates to 25% of the employee's base rate of pay. Loan amounts shall be deducted from a
            Participant's Accounts in the following order:

     (1)  Pre-Tax Contribution Account and earnings thereon,

     (2)  Vested Employer Matching Contribution Account,

     (3) matched After-Tax Contribution Account and earnings thereon,

     (4) unmatched After-Tax Contribution Account and earnings thereon,
            and

     (5)  Rollover Account and earnings thereon.

     (c)  Term

     An employee may elect a loan term of one, two, three or four years or the maximum term of 56 months. However, the term shall end and the outstanding principal amount of the loan shall become due and payable three months following the employee's retirement,
            termination of employment due to disability or other termination of employment.

     (d)  Interest

     The interest rate on any loan shall be set by the Committee equivalent to the Prime Rate in effect on the 20th business day of the month prior to the month of transaction. The Prime Rate is the interest rate reported in the Wall Street Journal (Eastern Edition) in its general guide to money rates as the base rate on corporate loans at large
            United States money center commercial banks. The interest rate, once established for a loan, shall remain the same throughout the term of the loan. If the Committee at any time determines that the
            Prime Rate is not a reasonable rate of interest, the interest rate shall be another rate which the Committee determines is reasonable considering the prevailing interest rate charged on similar commercial loans by persons in the business of lending money, current economic conditions and the facts and circumstances of the loan application.

     (e)  Security

     The amount of the loan, up to 50% of the employee's vested account balance, shall be considered as securing the loan.

  (f)     Repayment

     A Participant shall repay a loan with interest in equal payments over the term of the loan by after-tax payroll deduction.
Loan payments
            shall be credited to the Participant's Account on a monthly basis and invested according to the Participant's current investment direction. Principal and interest payments shall be allocated prorata among the Accounts described in Subsection 7.3(b) which comprise the unpaid loan principal. The Participant may elect to pre-pay the full outstanding loan balance at any time during the repayment term.

     Loan repayments for a Participant who is on an approved leave of absence shall be suspended, provided the suspension does not exceed one year and does not result in the repayment period exceeding five years. A Participant on an approved leave of absence may continue repaying a loan by personal check each pay period.

     (g)  Default

     A Participant who terminates employment and who misses loan payments for three consecutive months or whose past due loan amount equals three months of payment, shall be considered in default.
Further, if
            the loan has not been settled at the end of five years from the loan's inception, the loan shall be considered in default.
The
defaulted
            loan balance will be reported as taxable income to the
Participant
            for the year in which the default occurs. If a loan is in default, the plan shall foreclose upon the Participant's Account balances to the extent of the unpaid balance of the loan as of the earliest date on which the Participant is eligible for a distribution.

     (h)  Renegotiation

     The terms of a loan may be renegotiated (except that the term may not be extended beyond 56 months from the original loan
date) if the
            Employee is reclassified to a different job or receives short-term disability benefits and the monthly loan repayment amount then exceeds 25% of the Employee's monthly pay.

  ARTICLE 8

                                             VESTING

  8.1     Vesting

     (a)  Fully Vested Accounts

          Each Participant shall have a 100% vested, nonforfeitable right to his or her Pre-tax Contribution Account, After-Tax
Contribution
            Account, and Rollover Account.

     (b)  Employer Matching Accounts

          Each Participant shall earn a vested, nonforfeitable right to the
            Employer Matching Contribution and Performance Match Contribution made on his behalf for a particular Plan
Year
            according to the Participant's Years of Service accumulated after the Plan Year for which the contributions is made as follows:

            Years of Service        Percent Vested

               Less than 1            0%
               1                 33 1/3%
               2                 66 2/3%
               3                    100%

          In addition, each Participant shall have a 100% vested, nonforfeitable right to his or her Employer Matching Contribution
Account upon
            death, becoming Disabled, the attainment of his or her Normal
            Retirement Date, (provided he or she is an Employee on such date),
            if his or her employment with the Employer is terminated due to a
            Reduction in Force, or, effective January 1, 1989, upon completion of five years of service.

          Furthermore, any Participant who became entitled to a 100% vested right to his or her account balances because of the change in control of the Employer pursuant to the terms of the Plan as in effect in
            September, 1991, shall continue to have such 100% vested right.

     8.2     Changes in Vesting Schedule

     If the vesting schedule of this Plan is amended, the vested interest of any person who is a Participant on the date such amendment is adopted, or is effective, if later, shall not be less than the vested interest computed under the Plan without regard to such amendment.

          Effective January 1, 1989, if the vesting schedule of this Plan is amended, any Participant who has completed at least three Years of
Service may elect
  to have his or her vested interest in Employer Matching
Contributions
determined
  without regard to such amendment, by giving written notice to the
Administrator
  within sixty days after the date the amendment is adopted, the date the amendment is effective, or the date written notice of the amendment is issued to the
Participant,
  whichever is later.

8.3  Forfeitures

     In the event a Participant terminates prior to becoming 100% vested in his or her Employer Matching Account, the non-vested portion shall be forfeited upon the earlier of (i) the last day of the Plan Year in which the Participant incurs the fifth consecutive one year Break-in-Service, or (if) the date the Participant receives a distribution from the Plan of his or her total vested benefit following termination.
  The amount forfeited shall equal the non-vested balance as of the
Valuation Date
  coinciding with or next following termination of employment.
Forfeited
amounts
  shall be applied to reduce the Employer Matching Contributions.

     If such Participant returns to service after receiving a distribution but before incurring five consecutive Breaks-in-Service, the amount forfeited
(without
  adjustment for earnings or losses after the Participant's termination) shall be restored as of the last day of the Plan Year in which the Participant returns to service and repays in full the prior distribution, if any, according to Section
8.4(b).

     If such Participant returns to service before receiving a distribution of his or her vested Accounts and before incurring five consecutive one-year
Breaks-in-
  Service, the amount forfeited shall be restored as of the last day of the
Plan Year in
  which the Participant returns to service.

     Assets to restore amounts forfeited shall be taken first from current forfeitures. In the event that current year forfeitures are inadequate to fully reinstate the Account, the Employer shall make a contribution in addition to the contributions required under Article 3 equal to the balance necessary to fully reinstate the Account.

     If a terminated Participant is re-employed after sustaining five consecutive one-year Breaks-in-Service, the amount forfeited shall not be restored.

     8.4  Reemployment

     (a)     Service for Vesting

          If a nonvested Participant incurs five consecutive
Breaks-in-Service,
            his or her Years of Service preceding the Breaks-in-Service shall be disregarded, and any amounts contributed to the Employer
            Matching Contribution Account prior to the Breaks-in-Service shall be forfeited. If a vested Participant incurs a Break-in-Service of any length, all Years of Service before and after the Breaks-in-Service shall be aggregated for vesting purposes.

     (b)  Repayment

  If a Participant forfeited all or a portion of his or her Employer
Matching
  Contribution Account upon termination and he or she returns to service prior to incurring five consecutive Breaks-in-

  Service, the Participant may elect to repay the amount previously distributed from his or her Employer Matching Accounts. Such Participant may elect to repay his or her prior distribution before five years after the date of reemployment. The forfeited amount (without adjustment for earnings and losses after the Participant's termination)
  shall be restored upon such repayment pursuant to Section 8.3. Amounts repaid shall be 100% vested and shall be invested in the same manner as future contributions.

                               ARTICLE 9

                                       LIMITATION ON
CONTRIBUTIONS


     9.1  Maximum Annual Contribution to the Plan

     The provisions of this Article 9 are effective January 1, 1987. For purposes of this Article 9, the Employer and any Affiliated
Companies
shall be
  considered a single employer, to the extent required by the Code.

     (a)  Primary Rule

          Notwithstanding any other Plan provision to the contrary, the
            Annual Additions to a Participant's Accounts m this Plan and any other defined contribution plan maintained by the Employer shall not exceed the lesser of (i) 25% of the Participant's
Compensation,
            or (ii) $30,000 (or 25% of the Code Section 415 defined benefit dollar limitation if greater).

     (b)  Annual Additions Defined

          For purposes of this Article 9, effective January 1,
1987  the
term
            "Annual Additions" for any Participant in any Plan
Year means
the
            sum of:

          (1) the amount of Employer contributions and Participant pre-
                 tax and after- tax contributions allocated to a Participant's
                 Accounts; and

          (2) with respect only to the $30,000 limitation, amounts
                 attributable to retiree medical benefits on behalf of a key
                 Employee in a separate account in a welfare fund subject to
                 Code Section 419A.

     (c)  Cost-of-Living Adjustment

          The $30,000 (or 25% of the Code Section 415 defined benefit dollar limitation if greater) limit prescribed above shall be automatically adjusted for cost- of-living increases, to the maximum permissible dollar limitation determined by the Commissioner of
            Internal Revenue. The dollar amount applicable in computing the maximum contribution for any Participant shall be the dollar amount in effect for the calendar year in which the contribution is made.

  (d)     Remedy

     If for any Plan Year the Annual Additions exceed the foregoing limitations because of the allocation of forfeitures or a reasonable error in determining compensation or the amount of a Participant's Pre-Tax
Contribution
       permitted under Section 415 of the Code, the Employer shall distribute the amount of the Pre-Tax Contribution in excess of the limits. If the
Annual
       Additions continue to exceed the limitations after such distribution, the
       Employer shall allocate the excess to a suspense account.
The
suspense
       account shall be credited with investment earnings and losses as of each
       Business Day in the same manner as Participant Accounts pursuant to
       Section 5.8.  Such suspense account is for accounting
purposes only
and
       shall remain in the Trust Fund to be reallocated as provided below.
       Contents of the suspense account shall be allocated to the affected
       Participant's Account in subsequent years when that can be done without exceeding the limitations of this Section 9.1. So long as any amount remains in the suspense account, the Employer shall not contribute to the
       Plan any amount which would cause an additional allocation to the suspense account. In the event the Participant ceases to be a
Participant
       when any amount remains in a suspense account, such amount shall be reallocated to active Participants as of the end of the Plan Year following the calendar year in which he or she ceases to be a Participant. In the event the Plan terminates before any amount remaining in the suspense account has been fully allocated to Participant Accounts, the balance of the suspense account shall be distributed to the Employer.

     9.2     Additional Limitation Relating to Defined Benefit
Plans

     (a)     Primary Rule

     For Participants who participate in this Plan and a defined benefit plan maintained by the Employer, the sum of (1) and (2) below for any calendar year may not exceed 1.0.

     (1) The defined benefit plan fraction for any year is equal to the quotient of (i) divided by (ii) below expressed as a fraction:

          (i) The projected annual benefit, (determined by projecting service, but not Compensation, to normal retirement age) of the
                 Participant under the Plan determined as of the close of the year.

          (ii) The lesser of: (a) 1.25 multiplied by the dollar limitation in effect for defined benefit plans under Section
415 of the
                 Code for such year, or (b) 1.4 multiplied by 100% of the
                 Participant's average annual Compensation from the
                 Employer for the consecutive calendar years (not in excess of three such years) during which he was an active
                 Participant in the Plan and for which such average is
                 highest.

     (2) The defined contribution plan fraction for any year is equal to the quotient of (i) divided by (ii) below expressed as a fraction:

               (i)  The sum of the Annual Additions to the
                      Participant's Accounts for the current
year, as of
the
                      close of the year, and for all prior years from and
                      after the Employment Commencement Date.

               (ii) The sum of the lesser of the following amounts
                      for such year and for each prior year of service with
                      the Employer (regardless of whether a plan was in
                      existence during those years): (a) 1.25
multiplied by
                      the dollar limitation in effect for defined contribution
                      plans under Section 415 of the Code for
such year,
                      or (b) 1.4 multiplied by 25% of a
Participant's
                      Compensation for such year.

     (b)  Remedy

          If such sum exceeds 1.0, the benefit under the defined benefit plan shall be reduced to the extent necessary to satisfy the limitations of this section.

  ARTICLE 10

                                       TOP HEAVY PROVISIONS



     10.1 Scope

     Notwithstanding any Plan provision to the contrary, for any Plan Year in which the Plan is Top Heavy within the meaning of Section
416(g) of the
Code, the
  provisions of this Article 10 shall govern to the extent they conflict with or specify additional requirements to the Plan provisions governing Plan Years which are not
  Top Heavy.

  10.2    Top Heavy Status

     (a)  Top Heavy

          This Plan shall be "Top Heavy" if, as of the
Determination Date,
            (1) the Present Value of Accrued Benefits of Key
Employees, or
(2)
            the sum of the Aggregate Accounts of Key Employees under this
            Plan and any plan of an Aggregation Group, exceeds sixty percent
            (60%) of the Present Value of Accrued Benefits or the Aggregate
            Accounts of all Participants under this Plan and any plan of an
            Aggregation Group, determined in accordance with Code
Section
            416(g) and regulations thereunder.

          The Present Value of Accrued Benefits and/or Aggregate
Account
            balance of a Participant who was previously a Key
Employee but
is
            no longer a Key Employee (or his or her Beneficiary), shall not be taken into account for purposes of determining Top
Heavy
status.
            Further, a Participant's Present Value of Accrued
Benefits
and/or
            Aggregate Account balance shall not be taken into account if he or she has not performed services for the Affiliated
Companies at
any
            time during the five year period ending on the Determination
Date.

     (b)  Super Top Heavy

          This Plan shall be "Super Top Heavy" if, as of the Determination
            Date, (1) the Present Value of Accrued Benefits of
Key
Employees,
            or (2) the sum of the Aggregate Accounts of Key
Employees under
            this Plan and any plan of an Aggregation Group, exceeds ninety percent (90%) of the Present Value of Accrued
Benefits or the
            Aggregate Accounts of all Participants under this Plan and any plan of an Aggregation Group.

  (c)     Determination Date

     Whether the Plan is Top Heavy for any Plan Year shall be determined as of the Determination Date. "Determination Date" means (a) the last day of the preceding Plan Year, or (b) in the case of the first
Plan Year,
the last
       day of such Plan Year.

     (d)     Valuation Date

     "Valuation Date" means, for purposes of determining Top
Heaviness, the
       Determination Date instead of the meaning set forth in
Section 1.40.

     (e)     Aggregate Account

     "Aggregate Account" means, with respect to a Participant, the sum of:

     (1)  his or her account balances as of the Valuation Date;

     (2) contributions after the Valuation Date due as of the Determination
            Date;

     (3) distributions prior to the Valuation Date, made during the Plan
Year
            that contains the Determination Date and the four preceding
Plan
            Years.

     (f)     Present Value of Accrued Benefits

     The "Present Value of Accrued Benefits" with respect to a defined benefit plan shall be based upon the Participant's accrued benefits and the actuarial assumptions as determined under the provisions of the applicable defined benefit plan.

     (g)     Key Employee

     "Key Employee" means an Employee or former Employee (and his or her
       Beneficiaries) who, at any time during the Plan Year containing the
       Determination Date or any of the four preceding Plan
Years, is
included in
       one of the following categories as within the meaning of Section
416(i)(l)
       of the Code:

     (1)  an officer of the Employer whose annual aggregate
Compensation
from
            the Affiliated Companies exceeds 50% of the dollar limitation under
            Code Section 415(b)(1)(A) ($59,400 for the Plan Year ending in
            1994), provided that no more than 50 Employees shall be
            considered officers, or if less, the greater of 10% of the
Employees
            or 3,

     (2) one of the ten Employees owning the largest interest in the
Employer
            who owns more than a 0.5% interest of the Employer, and whose annual aggregate Compensation from the Affiliated
Companies
            exceeds the dollar limitation under Section
415(c)(1)(A) of the
Code

  ($30,000 for the Plan Year ending in 1994),

     (3)  an Employee who owns more than 5% of the Employer, or

     (4) an Employee who owns more than 1% of the Employer with annual aggregate Compensation from the Affiliated Companies that exceeds
            $150,000.

     (h)     Aggregation Group

     "Aggregation Group" means the group of plans that must be considered as a single plan for purposes of determining whether the plans within the group are Top Heavy (Required Aggregation Group), or the group of plans that may be aggregated for purposes of Top Heavy testing
(Permissive
       Aggregation Group). The Determination Date for each plan must fall within the same calendar year in order to aggregate the plans.

     (1) The Required Aggregation Group includes each plan of the
Affiliated
            Companies in which a Key Employee is a participant in the Plan
            Year containing the Determination Date or any of the four
            preceding Plan Years, and each other plan of the Affiliated
            Companies which, during this period, enables any plan in which a
            Key Employee participates to meet the minimum participation standards or non-discriminatory contribution requirements of
Code
            Sections 401(a)(4) and 410.

     (2) A Permissive Aggregation Group may include any plan sponsored by an Affiliated Company, provided the group as a whole continues to satisfy the minimum participation standards and non-discriminatory contribution requirements of Code Sections 401(a)(4) and 410.

     Each plan belonging to a Required Aggregation Group shall be deemed
       Top Heavy, or non-Top Heavy in accordance with the group's status.
In a
       Permissive Aggregation Group that is determined Top Heavy only those plans that are required to be aggregated shall be Top
Heavy. In a
       Permissive Aggregation Group that is not Top Heavy, no plan in the group shall be Top Heavy.

  10.3  Minimum Contribution

     (a)     General Rule

          For any Plan Year in which the Plan is Top Heavy, the total
            Employer contribution under Article 3 allocated to any non-key
            Participant's account shall not be less than 3% of such
Participant's
            Compensation.  Participant contributions under
Section 3.1(a)
are
            not considered when determining whether this 3% requirement is satisfied. However, in the event the Employer contributions allocated to each Key Employee's account do not exceed 3% of his or her Compensation, such Employer contributions and forfeitures for non-Key Employees are only required to equal the highest percentage of Compensation, including Participant
Pre-Tax
            Contributions under Section 3.1(a), allocated to any Key
            Employee's accounts for that Plan Year under any defined
            contribution plans sponsored by the Affiliated
Companies.  The
            minimum contribution must be made on behalf of all non-Key
            Participants who are employed on the last day of the Plan Year including non-Key Employees who (1) failed to complete a Year of
            Service, or (2) declined to make any mandatory contributions to the
            Plan or enter an Enrollment Form.

     (b)  Special Two Plan Rule

          Where this Plan and a defined benefit plan belong to an
            Aggregation Group that is determined Top Heavy, the minimum contribution required under paragraph (a) above shall be increased to 5%.

     10.4 Limitation to Annual Additions in Top Heavy Plan

     For any Top Heavy Plan Year in which the Employer does not make the
  extra minimum allocation provided below, 1.0 shall replace the
1.25
factor found in
  the denominators of the defined benefit and defined contribution plan fractions for purposes of calculating the combined limitation on benefits under a defined benefit and defined contribution plan pursuant to Section 415(e) of the Code.

     If this Plan is Top Heavy, but is not Super Top Heavy, the above referenced fractions set forth in Section 9.2 shall remain unchanged provided the
  Employer makes an extra minimum allocation for non-Key
Participants. The
extra
  allocation (in addition to the minimum contribution set forth in Section
10.3) shall
  equal at least 2-1/2% of a non-Key Participant's Compensation.

     10.5 Vesting

          For any Top Heavy Plan Year, a Participant's Accounts shall remain subject to the vesting provisions in Section 8.1.

                                               ARTICLE 11

                                    ADMINISTRATION OF THE PLAN


  11.1  Responsibility for Plan Administration

   Administration of the Plan shall be the responsibility of a Retirement
Committee
  consisting of the Employer's Senior Vice President or Vice
President,
Finance and
  Administration; Vice President, Global Human Resources; and
Vice
President, Secretary
  and General Counsel, or such other three persons as designated by the
Board of
  Directors. The Employer and each member of the Committee shall be deemed to be a
  "named fiduciary" with respect to the Plan, within the meaning of Section
402(a)(2) of
  ERISA.

   The Committee shall designate an Administrator of the Plan, which may be a committee or an individual. The Administrator shall have the duties and responsibilities specified in Section 11.3, and any other of the Committee's duties and responsibilities delegated by the Committee to the Administrator in writing. If more than one individual are appointed to serve as Co-Administrators, the Committee shall specify which duties and responsibilities are delegated to each Co-Administrator.
The
Administrator shall
  serve at the pleasure of the Committee and may resign by delivering written notice to the
  Committee. If at any time there is a vacancy in the position of
Administrator, the
  Committee shall serve as Administrator until said position has been filled by the
  Committee.

  11.2  Authority of Board of Directors

   The Board of Directors shall have the authority to amend or terminate the Plan, and to authorize officers of the Employer or members of the Committee to implement the amendment or termination of the Plan. The Board of Directors may delegate to the
  Committee, in writing, the authority to amend the Plan with respect to specified topics.

   The Board of Directors shall have the authority to appoint or remove the
Trustee and
  members of the Committee.

  11.3  Duties and Authority of the Committee

   The Committee shall perform all such duties as are necessary to supervise the administration of the Plan and to control its operation in accordance with the terms hereof, including, but not limited to, the following:

  (a) Obtain the individual bonding required by law, as described in
Section 11.6 below;

  (b) Retain auditors, accountants, consultants, legal counsel, and other advisors as it may deem necessary to carry out the provisions of the Plan;

  (c) Interpret the provisions of the Plan and resolve any question arising under the Plan, or in connection with the administration or operation of the Plan;

  (d) Make all determinations affecting the eligibility of any Employee to become a
          Participant in the Plan;

  (e) Determine eligibility for and amount of benefits for any Participant;

  (f) Authorize and direct disbursements of benefits under the Plan;

  (g) Select the investment funds offered under the Plan, establish investment guidelines for the investment funds, and appoint investment managers for the Trust
Fund;

  (h) Delegate and allocate specific responsibilities, obligations and duties under the
  Plan to one or more employees, officers or such other persons as the
Committee deems
  appropriate.

  11.4  Duties and Authority of the Administrator

   The Administrator shall be the agent for service of legal process for the Plan.

   The Administrator shall perform the following duties of Plan administration:

  (a) Any duties and responsibilities delegated to the Administrator by the Committee in writing;

  (b) Prepare and file, or cause to be prepared and filed, such reports, descriptions, summaries, and financial and other statements with respect to the Plan as may be necessary, desirable or required by law, within the time prescribed therefore;

  (c)   Not later than seven months after the end of each Plan
Year,
deliver or cause to be
  delivered to each Participant (or the Beneficiary of a Participant who died) who was such
  on the last day of the Plan Year a statement setting forth the Participant's Account balances as of such date;

  (d) Delegate to any other person, firm or corporation any of the
Administrator's
  responsibilities;

  (e) Furnish or cause to be furnished such reports, descriptions, summaries and statements to Participants and Beneficiaries as may be necessary, desirable or otherwise required by law, within the time specified therefor;

  (f) Appoint Local Plan Administrators in divisions and subsidiaries of the Employer to be responsible for routine administration of the Plan, who shall be supervised by the
  Administrator;

  (g) Appoint a Recordkeeper to maintain records of Participant
Accounts,
and perform
  administrative functions related to such recordkeeping, and

  (h) If the Administrator is a committee, establish procedures for its operation.

  11.5  Appointment and Removal of Committee Members

   The Committee shall consist of at least three, and always an uneven number of, individuals who are Employees. At any time the Committee consists of less than three members, the Board shall appoint additional members. At any other time, the Board may appoint additional members, provided that the Committee continues to consists of an uneven number of individuals after any such appointments. Appointment shall be made by a resolution of the Board specifying the effective date of the appointment, and providing written notice to the appointed Committee member.
The
appointment shall
  become effective on the date specified by the Board, unless the designee declines to serve as a Committee member.

   Any Committee member may resign at any time by giving written notice of such resignation to the Board of Directors. Any such resignation shall be effective upon the last business day of the calendar month next following the calendar month in which such notice shall be received by the Board of Directors or on such earlier date as the Board of Directors may determine.

   The Board may at any time remove any or all of the Committee members by giving written notice of such removal to the Committee member so removed. Any such removal shall become effective immediately upon the delivery of such notice to the
  Committee member so removed, or on such later date as may be specified in the notice.


  11.6  Committee Procedures

   No Committee member may participate, directly or indirectly, in any decision of the
  Committee made uniquely with respect to such Committee member or his or her participation or benefits hereunder.

   The Committee shall act by a majority of its members at a meeting, or by execution of a written resolution without a meeting. Actions of the Committee shall be binding and conclusive on all persons, including the Employer, Employees of the
Employer, the
  Participants and Beneficiaries.

   The Committee may from time to time appoint a Secretary, who may or may not be a member of the Committee and who shall serve at the pleasure of the
Committee and
  may resign by delivering written notice to the Committee.

   The Committee may designate each or any of the Committee members or any other persons, severally or jointly, to execute, on behalf of the Committee, all documents and other instruments necessary or desirable to effectuate the purposes of the Plan, and may change any such designation. Any third party may rely upon the continued effectiveness of any such designation until such third party shall have notice of the change or revocation thereof.

   Effective February 19, 1991, notwithstanding anything herein to the contrary, a
  Committee member may refrain from voting on, or taking action with respect to, any
  Committee matter. Any such refraining member shall provide written notice that such member will so refrain from voting or acting to the other members of the
Committee,
  and in such event the remaining member or members of the Committee are authorized to act with respect to the matter. In the event that all of the members of the Committee refrain from a vote or action on any matter, the Board of Directors in its discretion may take action on the matter by action of the entire Board or action of the
Compensation
  Committee of the Board of Directors or may appoint substitute Committee members for the purpose of taking action on said matter. Any action taken with respect to such matter by the remaining Committee member(s), the Board of Directors, the
Compensation
  Committee or Board-appointed substitute Committee members shall be a binding action of the Committee.

  11.7  Plan Expenses

   Employees who are serving as Committee members or the Administrator shall not receive additional compensation with respect to their service as such.

   All reasonable expenses which are necessary to operate and administer the Plan may be deducted from the Trust Fund, or, at the election of the Employer, paid directly by the Employer; provided, that brokerage commissions and transaction costs with respect to the investment funds shall be included in the cost of a Participant's investment in the fund at the time of the investment and in determining net proceeds on sales of investments, and provided, further, that any investment management fees are paid from the respective investment fund.

  11.8  Bonding and Insurance

   To the extent required by law, every Committee Member, the Administrator
(or
  members of the committee if the Administrator is a committee), every fiduciary of the
  Plan and every person handling Plan funds shall be bonded. The Committee may apply for and obtain fiduciary liability insurance insuring the Plan against damages by reason of breach of fiduciary responsibility at the Plan's expense and insuring each fiduciary against liability to the extent permissible by law at the Employer's expense.

  11.9  Maintenance of Written Records

   The Employer and subsidiaries of the Employer that are participating in the Plan shall each keep or cause to be kept, such records as shall be proper, necessary or desirable to effectuate the purposes of the Plan, including, but not limited to, records and information with respect to the compensation of Employees, dates of employment, and
Account
  balances of Participants; and shall give or cause to be given timely notice to the others of such information. Neither the Employer, participating subsidiaries or the
  Administrator shall be required to duplicate any records kept by any of the others. To the extent that the Employer or the Administrator prescribes a form for use by
  Participants and Beneficiaries in submitting a particular communication to the Employer or the Administrator, and specifies a time period during which such a communication may be submitted, they and the participating subsidiaries shall be protected in disregarding any such communication not made on the prescribed form or not received during the specified time period. The Employer and the Administrator shall also be protected in acting upon any notice or other communication purporting to be signed by any person and reasonably believed to be genuine and accurate, and shall not be deemed imprudent by reasons of so doing.

  11.10 Scope of Authority

   The Committee and Administrator shall administer the Plan in a non-discriminatory manner for the exclusive benefit of Participants and their Beneficiaries.

   The Committee and the Administrator shall have all powers necessary or appropriate to carry out their duties, including the discretionary authority to interpret the provisions of the Plan and the facts and circumstances of claims for benefits, including, without limitation, questions of the eligibility of any person to participate in the Plan and the amounts payable to any person under the Plan. Any interpretation or construction of or action by the Committee or the Administrator with respect to the administration of the
  Plan shall be conclusive and binding upon any and all parties affected thereby, subject to the exclusive appeal procedure set forth on Section 11.11.
The
actions of the
  Committee and Administrator in administering the Plan shall be overturned only if such actions are arbitrary and capricious and an abuse of their discretion under the Plan.

   In addition, the Committee and the Administrator shall have full authority to interpret, apply and enforce the provisions of the Plan, including without limitation the authority to correct any defects or omissions or to reconcile any inconsistencies herein, in such manner and to such an extent as deemed necessary or desirable to effectuate the
  Plan. The Committee and the Administrator each shall have the authority to make such rules and regulations for the administration of the Plan and the interpretation and application of the provisions hereof, as each deems necessary or desirable. Any determination by the Committee or the Administrator within the scope of its or his authority and any action taken thereon in good faith shall be conclusive and binding on all persons.


  11.11 Appeal Procedure

     (a) A claim for benefit payment shall be considered filed when an application for benefits is submitted to Global Human Resources.

     (b)     Notice of Denial

     Any time a claim for benefits is wholly or partially denied, the
Participant
       or Beneficiary (hereinafter "Claimant") shall be given written notice of such action within 90 days after the claim is filed, unless special circumstances require an extension of time for processing.
If there
is an
       extension, the Claimant shall be notified of the extension and the reason for the extension within the initial 90 day period. The extension shall not exceed 180 days after the claim is filed. Such notice will indicate the reason for denial, the pertinent provisions of the Plan on which the denial is based, an explanation of the claims appeal procedure set forth herein, and a description of any additional material or information necessary to perfect the claim and an explanation of why such material or information is necessary.

     (c)     Right to Request Review

     Any person who has had a claim for benefits denied by the Administrator or his or her delegate, or is otherwise adversely affected by action of the
       Administrator, shall have the right to request review by the
Administrator.
       Such request must be in writing, and must be made within 60 days after such person is advised of the benefit denial. If written request for review is not made within such 60-day period, the Claimant shall forfeit his or her right to review. The Claimant or a duly authorized representative of the
       Claimant may review all pertinent documents and submit issues and comments in writing.

     (d)     Review of Claim

     The Administrator shall then review the claim. He or she may hold a hearing if he or she deems it necessary and shall issue a written decision reaffirming, modifying or setting aside the former action within 60 days after receipt of the written request for review, or 120 days if special circumstances, such as a hearing, require an extension.
The Claimant
shall
       be notified in writing of any such extension within 60 days following the request for review. A copy of the decision shall be furnished to the
       Claimant. The decision shall set forth the reasons and pertinent plan provisions on which it is based. The decision shall be final and binding upon the Claimant and the Administrator and all other persons involved.

                               ARTICLE 12

                               TRUST FUND


     12.1 Contributions to the Trust Fund

     As a part of this Plan the Employer shall maintain a Trust
Fund.  From
  time to time, the Employer shall make contributions to the Trust Fund in accordance with Article 3.

     12.2 Trust Fund for Exclusive Benefit of Participants

     The Trust Fund is for the exclusive benefit of Participants.
Except as
  provided in Sections 4.5 (Return of Contributions), 16.4
(Domestic
Relations Orders)
  and 16.6 (Deductible Contributions), no portion of the Trust Fund shall be diverted to purposes other than this or revert to or become the property of the
Employer at any
  time prior to the satisfaction of all liabilities with respect to the
Participants.

     12.3 Trustee

     As a part of this Plan, the Employer has entered into an agreement with a
  Trustee who is designated by the Board of Directors. The
Employer has the
power
  and duty to appoint the Trustee and it shall have the power to remove the
Trustee and
  appoint successors at any time. As a condition to exercising its power to remove any
  Trustee hereunder, the Employer must first enter into an agreement with a successor
  Trustee. The Committee may delegate the authority to direct the investment of all or a portion of the Trust Fund to the Trustee.

     12.4 Investment Manager

     The Committee has the power to appoint, remove or change from time to time an Investment Manager to direct the investment of all or a portion of the Trust
  Fund held by the Trustee. For purposes of this section
"Investment
Manager" shall
  mean any fiduciary (other than the Trustee) who:

     (a) has the power to manage, acquire, or dispose of any asset of the
            Plan;

     (b)  is either

          (1) registered as an investment adviser under the Investment
                 Advisers Act of 1940, or

          (2)  is a bank, or

  (3) is an insurance company qualified under the laws of more than one state to perform the services described in subparagraph (a);
and

          c)   has acknowledged in writing that he, she or it is
a
fiduciary with
       respect to        the Plan.

     12.5 Voting of Proxies

          Each Investment Manager shall vote the proxies for the securities under the Investment Manager's direction. The Trustee shall vote the proxies for the AT&T Common Stock held in the AT&T Stock Fund, and any securities in the Trust Fund not subject to the direction of an
Investment
       Manager. The Trustee shall solicit voting instructions for all
Participants
       with Account balances invested in the AT&T Stock Fund, and shall follow any such instructions received from Participants. Proxies for AT&T
       Common Stock for which no Participant instructions are received or which is not allocated to Participant Accounts shall be voted by the
Trustee
       according to directions from the Committee.

          12.6 Tenders for Common Stock

     (a)  Offer to Tender

          Notwithstanding any other provision of this Plan to the contrary, if any, but subject to the provisions of Subsections
(b), (c),
(d), (e)
            and (f) of this Section 12.6, in the event an offer shall be received by the Trustee (including but not limited to a tender offer or exchange offer within the meaning of the Securities exchange
Act
            of 1934, as from time to time amended and in effect) to acquire any shares of AT&T Common Stock held by the Trustee in the Trust, whether or not allocated to the Account of any Participant
            (hereinafter referred to as an "Offer"), the Trustee shall have no discretion or authority to sell, exchange or transfer any of such shares pursuant to such offer except to the extent, and only to the extent, that the Trustee is timely directed to do so in writing
(a)
            with respect to any AT&T Common Stock, including any fractional shares thereof, held by the Trustee subject to such Offer and allocated to the Accounts of any Participant, by each Participant to whose Accounts any of such shares are allocated, as a named fiduciary, within the meaning of Section 403(a)(l) of ERISA
            ("Named Fiduciary") and (b) with respect to any AT&T
Common
            Stock, including any fractional shares thereof, held by the
Trustee
            subject to such Offer and not allocated to the Account of any
            Participant, by each Participant who has AT&T Common
Stock
            allocated to his Accounts, as Named Fiduciary, with respect to an amount of such unallocated AT&T Common Stock equal to the total amount of unallocated AT&T Common Stock, multiplied by a
            fraction the numerator of which is the amount of AT&T
Common
            Stock allocated to the Participant's Accounts under the Plan and the denominator of which is the total amount of AT&T
Common Stock
            allocated to the Accounts of all Participants under the Plan.
Such
  directions shall be given on a confidential basis and the Trustee shall not divulge such directions.

          Upon timely receipt of such instructions, the Trustee shall, subject to the provisions of Subsections (c), (d) and (f) of this
Section 12.6,
            sell, exchange or transfer pursuant to such Offer, only such shares
            (including fractional shares) as to which such instructions were given. The Trustee shall use its best efforts to communicate or cause to be communicated to each Participant the consequences of any failure to provide timely instructions to the Trustee.

          In the event, under the terms of an Offer or otherwise, any shares of AT&T Common Stock tendered for sale, exchange or transfer pursuant to such Offer may be withdrawn from such Offer, the
            Trustee shall follow such instructions respecting the withdrawal of such securities from such Offer in the same manner and the same proportion as shall be timely received by the Trustee from the
            Participants as Named Fiduciaries entitled under this paragraph to give instructions as to the sale, exchange or transfer of securities pursuant to such offer.

     (b)  Tenders for Fewer than All Shares Held But More than
10%

          In the event that an Offer for fewer than all of the shares of
AT&T
            Common Stock, including fractional shares, held by the Trustee in the Trust but not less than 10% of the AT&T Common
Stock
            subject to such Offer held by the Trustee, shall be received by the
            Trustee, each Participant who has been allocated any of such
AT&T
            Common Stock subject to such Offer shall be entitled to direct the
            Trustee as to the acceptance or rejection of such Offer (as provided by Subsection (a)) with respect to the largest portion of such
AT&T
            Common Stock as may be possible given the total number or
            amount of shares of AT&T Common Stock, including fractional shares, the Plan may sell, exchange or transfer pursuant to the
            Offer based upon the instructions received by the Trustee from all other Participants who shall timely instruct the Trustee pursuant to this paragraph to sell, exchange or transfer such shares pursuant to such Offer, each on a pro rata basis in accordance with the number or amount of such shares allocated to their Accounts.

     (c)  Offer for Less than 10%

          Notwithstanding the provisions of Subsections (a) and
(b) to the
            contrary, in the event that an offer for less than 10% of all
AT&T
            Common Stock held by the Trustee shall be received by the
            Trustee, the Trustee shall determine, in its sole discretion, whether to sell, exchange or transfer any AT&T Common Stock pursuant to such Offer, taking into consideration items set forth in
Subsection
            (f); provided, however, if there are multiple Offers within any l2-
            month period (each offer being for less than 10% of the AT&T
            Common Stock held by the Trustee), the Trustee shall be required to solicit directions from Participants, as Named Fiduciaries, pursuant to the provisions of this Section 12.6 with respect to each outstanding offer that, after taking into account all of the AT&T Common Stock sold, exchanged or transferred in accordance with any other offer within the preceding 12 months and all other outstanding offers for AT&T Common Stock, would result in the sale, exchange or transfer within such 12-month period, in the aggregate with all other outstanding offers, of more than 10% of the AT&T Common Stock held by the Trustee if all outstanding offer were accepted by the Trustee.

     (d)  Multiple Offers

          In the event an Offer shall be received by the Trustee and instructions shall be solicited from Participants in the Plan pursuant to Subsection (a) regarding such Offer, and prior to termination of such Offer, another Offer is received by the Trustee for the securities subject to the first Offer, the Trustee shall use its best efforts under the circumstances to solicit instructions from the
            Participants to the Trustee (i) with respect to securities tendered for sale, exchange or transfer pursuant to the first
Offer, whether
to
            withdraw such tender, if possible, and, if withdrawn, whether to tender any securities so withdrawn for sale, exchange or transfer pursuant to the second Offer and (ii) with respect to securities not tendered for sale, exchange or transfer pursuant to the first
Offer,
            whether to tender or not to tender such securities for sale, exchange or transfer pursuant to the second Offer.  The
Trustee shall
follow
            all such instructions received in a timely manner from
Participants
            in the same manner and in the same proportion as provided in
            Subsection (a). With respect to any further Offer for any AT&T
            Common Stock received by the Trustee and subject to any earlier
            Offer (including successive Offers from one or more existing
            Offerors), the Trustee shall act in the same manner as described above.

     (e)  Investment Decision

          In the event an Offer for any AT&T Common Stock held by the
            Trustee in the Trust shall be received by the Trustee and the
            Participants shall be entitled to determine to accept, reject or withdraw an acceptance of such Offer pursuant to Subsections
(a)
            through (d), (i) the Company and the Trustee shall not interfere in any manner with the decision of any Participant regarding the action of the Participant with respect to such Offer
(hereinafter
            referred to as an "Investment Decision"), and the Trustee shall arrange for such Investment Decision to be made on a confidential basis; (ii) the Trustee shall use its best efforts to communicate or cause to be communicated to all Participants the provisions of the
            Plan and Trust Agreement relating to the right of Participants to direct the Trustee with respect to AT&T Common Stock subject to such Offer, including unallocated Common Stock, and of the obligation of the Trustee to follow such directions;
(iii) the
Trustee
            shall use its best efforts to distribute or cause to be distributed to

  Participants all communications directed generally to the owners of the securities to whom such Offer is made or is available; and (iv) the Trustee shall use its best efforts to distribute or cause to be distributed to Participants all communications that the
  Trustee may receive, if any, from the persons making the Offer or any other interested party (including the Company) relating to the Offer.

The
Company and the
  Committee shall provide the Trust with such information and assistance as the Trustee may reasonablyrequest in connection with any communications or distributions to
  Participants.

     (f)  Invalid or Conflicting Provisions Relating to Tenders

          In the event a court of competent jurisdiction shall issue to the
Plan
            or the Trustee an opinion or order, which shall, in the opinion of counsel to the Trustee, invalidate under ERISA, in all
            circumstances or in any particular circumstances, any provision or provisions of this paragraph regarding the determination to be made as to whether or not AT&T Common Stock held by the Trustee shall be tendered pursuant to an Offer or cause any such provision or provisions to conflict with ERISA, then, upon notice thereof to the Company such invalid or conflicting provisions of this paragraph shall be given no further force or effect.
In such
            circumstances the Trustee shall have no discretion to tender or not to tender AT&T Common Stock held in the Trust unless required under such order or opinion, but shall follow instructions received from Participants, to the extent such instructions have not been invalidated by such order or opinion. To the extent required to exercise any residual fiduciary responsibility with respect to such sale, exchange or transfer, the Trustee, shall take into consideration any relevant economic factors affecting the interests of current and future Participants.

     (g)  Proceeds

          Notwithstanding anything elsewhere in this Plan or the Trust
            Agreement to the contrary, any proceeds received by the Trustee as a result of the sale, exchange or transfer of AT&T
Common Stock
            pursuant to an Offer shall be invested in short-term, fixed-income investments selected by the Trustee and having a maturity of not more than two years from the time such investment is made until the Trustee is otherwise directed by the Committee or until the
            Participants to whose Accounts such investments are allocated shall be entitled to make investments elections with respect to such
            Accounts in accordance with the Plan.

  12.7  Voting Shares of AT&T Common Stock; Options and Other
Rights

   (a)  Voting

          Notwithstanding any other provision of this Plan to the contrary, if any, the Trustee shall have no discretion or authority to vote
AT&T
            Common Stock held in the Trust on any matter presented for a vote by the stockholders of the Company except in accordance with timely directions received by the Trustee from Participants who have AT&T Common
Stock
allocated
  to their Accounts under the Plan. Such directions shall be given by
Participants as
  Named Fiduciaries under the Plan with respect to such AT&T
Common Stock
and,
  upon timely receipt of such instructions, the Trustee shall vote the AT&T
Common
  Stock held in the Trust pursuant to the directions of Participants giving instructions to the Trustee as set forth below.

          Each Participant to whose Accounts any AT&T Common
Stock has
            been allocated shall, as Named Fiduciary, direct the Trustee with respect to the vote of AT&T Common Stock, including fractional shares thereof, allocated to his Accounts and the Trustee shall follow the directions of those Participants who provide timely instructions to the Trustee. Each Participant to whose
Accounts
            any AT&T Common Stock has been allocated shall, as Named
            Fiduciary, direct the Trustee with respect to the vote of a portion of the shares of AT&T Common Stock held by the Trustee that are not allocated to the Account of any Participant or for which no instructions were timely received by the Trustee, whether or not allocated to the Account of any Participant. Such direction shall be with respect to such number of votes equal to the total number of votes attributable to AT&T Common Stock not allocated to the
            Account of any Participant or with respect to which no responses were received, multiplied by a fraction, the numerator of which is the number of votes attributable to AT&T Common
Stock,
            including fractional shares thereof, allocated to the Participants'
            Accounts and the denominator of which is the total number of votes attributable to AT&T Common Stock, including fractional shares thereof, allocated to the Accounts of all such Participants who have provided directions to the Trustee under this subsection. All such directions shall be given on a confidential basis to the
Trustee.

          The Trustee shall use its best efforts to communicate or cause to be communicated to all Participants the provisions of this Plan and the
            Trust Agreement relating to the right of Participants to direct the
            Trustee with respect to the voting of AT&T Common
Stock
            allocated to their Accounts under the Plan and of AT&T Common
            Stock not allocated to the Account of any Participant. The
Trustee
            shall use its best efforts to distribute or cause to be distributed to
            Participants all communications directed generally to the owners of
            AT&T Common Stock entitled to vote and the Trustee shall use its best efforts to distribute or cause to be distributed to
Participants all
            communications that the Trustee may receive, if any, from any person soliciting proxies or any other interested party
(including the
            Company) relating to the matters being presented for a vote by the stockholders of the Company. The company and the committee shall provide the Trustee with such information and assistance as the Trustee may reasonably request in connection with any
            communications or distributions to Participants.

     (b)  Invalid or Conflicting Provisions Relating to Voting

          In the event a court of competent jurisdiction shall issue an opinion or order to the Plan, the Company or the Trustee, which shall, in the opinion of counsel to the Company or the Trustee, invalidate under ERISA, in all circumstances or in any particular
            circumstances, any provision or provisions of this paragraph regarding the manner in which AT&T Common Stock held in the
            Trust shall be voted or cause any such provision or provisions to conflict with ERISA, then, upon notice thereof to the Company or the Trustee, as the case may be, such invalid or conflicting provisions of this paragraph shall be given no further force or effect. In such circumstances the Trustee shall nevertheless have no discretion to vote AT&T Common Stock held in the Trust unless required under such order or opinion but shall follow instructions received from Participants, to the extent such instructions have not been invalidated. To the extent required to exercise any residual fiduciary responsibility with respect to voting, the Trustee shall take into account in exercising its fiduciary judgment, unless it is clearly imprudent to do so, directions timely received from Participants, as such directions are most indicative of what is in the best interests of
            Participants. Further, the Trustee, shall take into consideration any relevant economic factors affecting the interests of current and future Participants.

     (c)  Directions Relating to Exercise of Options and other
Rights

          In the event that any option, right, warrant or similar property derived from or attributable to the ownership of AT&T
Common
            Stock shall be granted, distributed or otherwise issued, which is and shall become exercisable, each Participant shall be entitled with respect to AT&T Common Stock, including fractional shares
            thereof, allocable to the Participant's Accounts, subject to the provisions set forth below, to direct the Trustee to sell, exercise, distribute, (with the consent of the Committee), or retain any such option, right, warrant or similar property. For such purpose there shall be furnished to each Participant, on a timely and confidential basis a form to be returned to the Trustee on which he may set forth his direction whether to sell, exercise, distribute or retain part or all of such option, right, warrant or similar property.
Upon
            timely receipt of such form or other appropriate written direction, the Trustee shall follow such direction to sell, exercise, distribute, or retain part or all of any such options, rights, warrants or similar property and, if such direction is to retain the same, the
Trustee
            shall follow any later appropriate written directions to sell, exercise or distribute such options, rights, warrants or similar property upon receipt thereof. If a Participant shall direct the Trustee to exercise part or all of such options, rights, warrants or similar property, the
            Trustee shall accumulate the count equal to the consideration necessary to exercise, from along the following sources: (i) the transfer and use of the uninvested cash, if any, allocated to the

  Participant in his Accounts; (ii) if and to the extent necessary, the sale of part of his options, rights, warrants, or similar property, and use of the proceeds thereof to exercise the remaining options, rights, warrants, or similar property which he has directed to be exercised; (iii) if and to the extent necessary, by requesting the
  Participant to remit to the Trustee an amount equal to the consideration necessary to exercise; or (iv) if and to the extent necessary, and to the extent the
Trustee is willing
  and able, by borrowing an amount equal to the consideration necessary to exercise, provided that any such contribution or borrowing is permitted by applicable law and further provided that such contribution or borrowing will not adversely affect the continued qualified status of the Plan or continued exempt status of the
Trust under
  the Code. In the event of any such borrowing, the Trustee shall make provisions for repayment thereof. The securities acquired by the Trustee upon such exercise shall be held in a special account or accounts established in the Trust at that time. If a
  Participant shall direct the Trustee to distribute to him any such options, rights, warrants or similar property, the Trustee, with the consent of the
Committee, shall
  distribute such options, rights, warrants or similar property provided, as certified by the Committee (i) the Participant is age 65 or more or has five or more
Years of
  Service and (ii) such distribution will not adversely affect the continued qualified status of the Plan or continued exempt status of the Trust under the
Code.  If a
  Participant fails or refuses to file with the Committee, an election not to withhold any
  Federal taxes upon such distribution, the Trustee shall be deemed to be authorized, to the extent necessary, as instructed by the Committee, to sell part of such options, rights, warrants, or similar property and use the proceeds therefrom to pay all applicable Federal withholding taxes due in connection with such distribution. Upon any such distribution, the Trustee shall report the same to the Committee to permit compliance with the applicable reporting provisions of the Code. For all
Plan
  purposes, all options, rights, warrants or similar property described in this Subsection
  (c) shall be treated as income added to the appropriate
Accounts of
Participants.  If,
  within a reasonable period of time after the form soliciting direction from a
  Participant has been sent, no written direction shall have been received by the Trustee from him, the Trustee shall, in its
 sole discretion sell, exercise, or
retain and keep
  unproductive of income such option, right, warrant, or similar property for which no response has been received from such Participant and also for options, rights, warrants, or similar property derived from, or attributable to, the ownership of
  AT&T Common Stock not yet allocated to any Participant's
Accounts.

          In the event of a discretional decision by the Trustee to exercise, the Trustee shall be deemed to be authorized to accumulate the amount equal to the consideration necessary to exercise from any of the sources specified herein and to hold such acquired securities in the Trust as specified herein. In connection with any discretionary decisions by the Trustee to sell, exercise or retain and keep unproductive of income any such option, right, warrant, or similar property, the Trustee shall consider relevant economic factors, all as evidenced by the proportion of the directions received from
            Participants to either sell, exercise, or retain such options, rights, warrants or similar property, and shall also consider such other factors as the Trustee may deem relevant.


    .

  ARTICLE 13


  AMENDMENT AND TERMINATION


     13.1 Amendment - General

     It is the Employer's intention that the plan will continue indefinitely.
  However, the Employer shall have the right to amend, terminate, or partially terminate this Plan at any time subject to any advance notice or other requirements of
  ERISA. The Plan may be amended or terminated by a resolution of the
Board.

     13.2 Amendment - Consolidation or Merger

     In the event the Plan's assets and liabilities are merged into, transferred to or otherwise consolidated with any other retirement plan, then such must be accomplished so as to ensure that each Participant would (if the other retirement plan then terminated) receive a benefit immediately after the merger, transfer or consolidation, which is equal to or greater than the benefit the
Participant would have
  been entitled to receive immediately before the merger, transfer or consolidation (as if the Plan had then terminated). This provision shall not be construed as limiting the powers of the Employer to appoint a successor Trustee.

     13.3 Termination of the Plan

     The termination of the Plan shall not cause or permit any part of the
Trust
  Fund to be diverted to purposes other than for the exclusive benefit of the
  Participants, or cause or permit any portion of the Trust Fund to revert to or become the property of the Employer at any time prior to the satisfaction of all liabilities with respect to the Participants.

     Upon termination of this Plan, the Committee shall continue to act for the purpose of complying with the preceding paragraph and shall have all power necessary or convenient to the winding up and dissolution of the Plan as herein provided. While so acting, the Committee shall be in the same status and position with respect to other persons as if the Plan remained in existence.

     13.4 Allocation of the Trust Fund on Termination of Plan

     In the event of a complete or partial termination of the Plan, or upon complete discontinuance of contributions under the Plan, with respect to all
  Participants or a specified group or groups of Participants, the Trustee shall allocate and segregate a proportionate interest in the Trust Fund for the benefit of affected
  Participants.

   All Accounts accrued by the affected Participants shall be 100% vested and non-
  forfeitable. The Committee shall direct the Trustee to allocate the assets of the Trust
    Fund
 to those affected Participants.

  ARTICLE 14

                                             FIDUCIARIES


     14.1 Limitation of Liability of the Employer and Others

     To the extent permitted by law, no Participant shall have any claim against the Employer, or the Committee, or against their directors, officers, members, agents or representatives, for any benefits under the Plan, and such benefits shall be payable solely from the Trust Fund; nor shall the Employer, nor the Committee or their directors, officers, members, agents or representatives incur any liability to any person for any action taken or suffered or omitted to be taken by them under the Plan in good faith.

     14.2 Indemnification of Fiduciaries

     In order to facilitate the recruitment of competent fiduciaries, the
Employer
  adopting this Plan agrees to provide the indemnification as described herein. This provision shall apply to Employees who are considered Plan fiduciaries including without limitation, Committee members, any agent of the Committee, or any other officers, directors or Employees. Notwithstanding the preceding, this provision shall not apply and indemnification will not be provided for any Trustee or
Investment
  Manager appointed as provided in this Plan.

     14.3 Scope of Indemnification

     The Employer agrees to indemnify an Employee fiduciary as described above for all acts taken in good faith in carrying out his or her responsibilities under the terms of this Plan or other responsibilities imposed upon such fiduciary by
  ERISA. This indemnification for all acts is intentionally broad but shall not provide indemnification for embezzlement or diversion of Plan assets for the benefit of the
  Employee fiduciary. The Employer agrees to indemnify Employee fiduciaries described herein for all expenses of defending an action by a Participant, Beneficiary or government entity, including all legal fees for counsel selected with the consent of the Employer and other costs of such defense. The Employer will also reimburse an
  Employee fiduciary for any monetary recovery in any court or arbitration proceeding.
  In addition, if the claim is settled out of court with the concurrence of the Employer, the Employer will indemnify an Employee fiduciary for any monetary liability under said settlement. The Employer shall have the right, but not the obligation, to conduct the defense of such persons in any proceeding to which this
Section 14.3
applies. The
  Employer may satisfy its obligations under this Section 14.3 in whole or in part through the purchase of a policy or policies of insurance providing equivalent protection.

  ARTICLE 15



  ADOPTION BY AFFILIATED COMPANIES


     15.1 Adoption by Affiliated Companies

          Any United States Affiliated Company may, pursuant to a resolution of its board of directors, with the consent of the Board, adopt the Plan for the exclusive benefit of its employees eligible to participate thereunder. Such adoption shall be effective as of the
Effective
            Date or any other such date thereafter as shall be specified by such
            Affiliated Company and consented by its board of directors.
Any
            such Affiliated Company which has so adopted the Plan shall be listed in Appendix A and shall be considered an "Employer" for purposes other than Articles 10, 11 and 12.

     15.2 Spin-Off of a Division

          If any United Stated division of an Employer shall be established and shall thereafter become an Affiliated Company, then, unless the
            Board shall otherwise determine, such Affiliated
Company shall
be
            deemed to have adopted the Plan effective as of the date such division becomes an Affiliated Company and shall become an
            Employer hereunder as of such date without the necessity for any action by its board of directors and without the necessity of the consent of the Board.

     15.3 Merger of an Employer

          Any corporation into which an Employer may be merged, or with which it may be consolidated, or any corporation resulting from any merger, reorganization or consolidation to which an Employer may be a party, or any corporation to which all or substantially all of the assets of an Employer may be transferred, shall, so long as it shall continue to be an Affiliated Company, continue as an Employer hereunder without the execution or filing of any instrument or the performance of any further act.

     15.4 Termination of Participation by an Employer

          An Employer may terminate its participation in the Plan at any time by a resolution of its board of directors. The Board may terminate the participation of an Employer at any time by resolution.

     15.5 Adoption by Non-Affiliated Companies

          An Employer which is not an Affiliated Company, may adopt the
Plan
    as if it were an Affiliated Company, subject to the terms of this
Article l5.

  ARTICLE 16



  MISCELLANEOUS PROVISIONS

     16.1    Facility of Payment

          In the event any benefit under this Plan shall be payable to a person who is under legal disability or is in any way incapacitated so as to be unable to manage his or her financial affairs, the Committee may direct payment of such benefit to a duly appointed guardian, committee or other legal representative of such person or in the absence of a guardian or legal representative, to a custodian for such person under a Uniform Gift to
       Minors Act or to any relative of such person by blood or marriage, for such person's benefit. Any payment made in good faith pursuant to this provision shall fully discharge the Employer and the Plan of any liability to the extent of such payment.

     16.2    Correction of Errors

          Any Employer contribution to the Trust Fund made under a mistake of fact (or investment proceed of such contribution if a lesser amount) shall be returned to the Employer within one year after payment of the contribution.

          In the event an incorrect amount is paid to a Participant or
Beneficiary,
       any remaining payments may be adjusted to correct the error. The
       Administrator may take such other action it deems necessary and equitable to correct any such error.

     16.3    Missing Persons

          In the event a distribution is required to commence
under Section
6.2
       and the Participant or Beneficiary cannot be located, the Participant's
       Account shall be forfeited on the last day of the Plan
Year
following the
       Plan Year in which distribution was supposed to commence.
Such
       forfeiture shall be used to reduce Employer Matching
Contributions.

          If the affected Participant or Beneficiary later contacts the
Employer,
       his or her Account shall be reinstated and distributed as soon as practical.
       The Employer shall reinstate the amount forfeited by making a special
       Employer contribution equal to such amount and allocating it to the affected Participant's or Beneficiary's Account. Such reinstatement shall not be considered an annual addition for purposes of the limitations on contributions pursuant to Code Section 415.

               Prior to forfeiting any Account, the Employer shall attempt to contact the Participant or Beneficiary by return receipt mail at his or her last known address according to the Employer's records, and by the letter forwarding services offered through the Internal Revenue Service, or the Social
Security
Administration,
  or such other means as the Administrator deems appropriate.

     16.4 Domestic Relations Orders

     Notwithstanding any Plan provisions to the contrary, benefits under the
  Plan may be paid to someone other than the Participant or Beneficiary pursuant to a
  Qualified Domestic Relations Order, in accordance with Section
414(p) of
the Code.
  A Qualified Domestic Relations Order is a judgment, decree, or order
("Order")
  (including approval of a property settlement agreement) that:

     (a) relates to the provision of child support, alimony payments or marital property rights to a spouse, former spouse, child or other dependent of a Participant;

     (b)  is made pursuant to a state domestic relations law
(including a
            community property law);

     (c) creates or recognizes the existence of an alternate payee's right to, or assigns to an alternate payee the right to, receive all or a portion of the benefits payable to a Participant under the Plan;

     (d) specifies the name and last known address of the Participant and each alternate payee;

     (e) specifies the amount or method of determining the amount of benefit payable to an alternate payee;

     (f)  names each plan to which the order applies;

     (g) does not require any form, type or amount of benefit not otherwise provided under the Plan, and does not require payment to the alternate payee in a joint and survivor form of payment;

     (h) does not conflict with a prior Domestic Relations Order that meets the other requirements of this section.

     Effective January 1, 1994, payments to an alternate payee pursuant to a
  Qualified Domestic Relations Order may commence at any time, regardless of the
  Participant's age or whether the Participant terminates or continues employment.
  Prior to January 1, 1994, payments to an alternate payee pursuant to a
Qualified
  Domestic Relations Order may commence at the earlier of the date of the
Participant's
  termination of employment or the Participant's attainment of age 50.

          The Administrator shall determine whether an order meets the requirements of this section within a reasonable period after receiving an order. The
  Administrator shall notify the Participant and any alternate payee that an order has been received. Any amounts which are to be paid pursuant to the order, during the period while its qualified status is being determined, shall be held in a separate account under the Plan for any alternate payee pending determination that an order meets the requirements of this section. If within eighteen months after such a separate account is established, the order has not been determined to be a qualified Order, the amount in the separate account shall be returned to the Participant's
Account.

        If an order is determined not be qualified, the separate account shall be maintained for 30 days after the date the order is returned to the alternate payee. If a revised order is submitted within the 30-day period, the separate account will be maintained while the revised order is reviewed. If a revised order is not submitted within the 30-day period, the separate accounting shall cease until a revised order is received.

        If the Administrator receives a court order directing that distribution of a Participant's Account be suspended because a Domestic
Relations Order
is in
  preparation, the Administrator shall suspend payment of up to 50% of the
  Participant's account for not more than 30 days. If no order is received during the
  30-day period, distribution of the Account shall resume.

     16.5 Plan Qualification

     Any modification or amendment of the Plan may be made retroactive, as necessary or appropriate, to establish and maintain a "qualified plan" pursuant to
  Section 401 of the Code, and ERISA and regulations thereunder and exempt status of the Trust Fund under Section 501 of the Code.

     16.6 Deductible Contribution

     Notwithstanding anything herein to the contrary, any contribution by the
  Employer to the Trust Fund is conditioned upon the deductibility of the contribution by the Employer under the Code and, to the extent any such deduction is disallowed, the Employer may within one year following a final determination of the disallowance, demand repayment of such disallowed contribution and the
Trustee shall
  return such contribution less any losses attributable thereto to the
Employer within
  one year following the disallowance.

  16.7    Payment of Benefits Through Purchase of Annuity
Contract

     If a Participant or Beneficiary is to receive benefits in an annuity form, the
  Recordkeeper, subject to the approval of the Administrator, shall apply the
  Participant's vested Account balances to the purchase of an individual annuity contract from an insurance company, whereupon the liability of the Trust Fund and of the Plan will cease and terminate with respect to such benefits that are so purchased. Such an individual annuity contract shall be purchased by the Trustee on a single-premium basis and may be purchased at any time on or after the Participant's termination of employment or death to provide the benefits due under the Plan to the
Participant or
  his Beneficiary on or after the date of such purchase.

  Any annuity contract distributed by the Recordkeeper to a Participant or
Beneficiary
  under the provisions of the Plan shall bear on the face thereof the designation "NOT
  TRANSFERABLE," and such contract shall contain a provision to the effect that the contract may not be sold, assigned, discounted or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose to any person other than the issuer thereof.

     16.8    Plan Administration - Miscellaneous

     (a)     Limitations on Assignments

     Benefits under the Plan may not be assigned, sold, transferred, or encumbered, and any attempt to do so shall be void. The interest of a
       Participant in benefits under the Plan shall not be subject to debts or liabilities of any kind and shall not be subject to attachment, garnishment or other legal process, except as provided in Section 16.4 relating to
       Domestic Relations Orders, or otherwise permitted by law.

     (b)     Masculine and Feminine, Singular and Plural

     Whenever used herein, pronouns shall include the opposite gender, and the singular shall include the plural, and the plural shall include the singular, whenever the context shall plainly so require.

     (c)     No Additional Rights

     No person shall have any rights in or to the Trust Fund, or any part thereof, or under the Plan, except as, and only to the extent, expressly provided for in the Plan. Neither the establishment of the Plan, the establishment of Participant Accounts nor any action of the Employer or the Committee be held or construed to confer upon any person any right to be continued as an Employee, or, upon dismissal, any right or interest in the Trust Fund other than as herein provided. The Employer expressly reserves the right to discharge any Employee at any time.

     (d)     Governing Law

     This Plan shall be construed in accordance with applicable federal law and the laws of the State of Ohio.

     (e)     Disclosure to Participants

     Each Participant shall be advised of the general provisions of the
Plan and,
       upon written request addressed to the Administrator, shall be furnished any information requested regarding the Participant's status, rights and privileges under the Plan as may be required by law.

     (f)     Income Tax Withholding Requirements

     Any retirement benefit payment made under the Plan will be subject to any applicable income tax withholding requirements. For this purpose, the

  Administrator shall provide the Trustee with any information the Trustee needs to satisfy such withholding obligations and with any other information that may be required by regulations promulgated under the Code.

     (g)     Severability

     If any provision of this Plan shall be held illegal or invalid for any reason, such determination shall not affect the remaining provisions of this Plan which shall be construed as if said illegal or invalid provision had never been included.

  The AT&T Global Information Solutions Company Savings Plan is amended and restated by AT&T Global Information Solutions Company.

  IN WITNESS WHEREOF, the Employer has caused this Plan to be duly executed on this 23rd day of March, 1994.




                         FOR AT&T GLOBAL INFORMATION
  SOLUTIONS COMPANY




                         Richard F. Brenner
                           Vice President, Global Human Resources

                                              APPENDIX A


                                   "Employer" as defined in
Section 1.19
shall also include the following employers during the specified time.


   Employer                      Beginning Ending

   1.   NCR Credit Corporation             May 1, 1985    March
1,
  1994
   2.   NCR International Inc.             May 1, 1985
   3.   NCR Comten, Inc.                   May 1, 1985
   4.   NCR ATM Services, Inc.             May 1, 1985
   5.   Applied Digital Data Systems, Inc.      Nov. 1, 1985
   6.   NCR Information Imaging Systems, Inc.   Nov. 1, 1985
     7.   NCR Country Club                   May 1, 1985

  APPENDIX B

                                   Eligible Employees Employed by
Foreign
Subsidiaries

  Angelo, John J.
  Arrowsmith II, Charles N.
  Baumann, Herwig
  Becker, John L.
  Benatar, Mark
  Brown, R. H. S.
  Burke, Janis H.
  Cameron, Craig D.
  Carmichael, Phyllis C.
  Carmichael, Randall T.
  Carre, Thomas R.
  Cordan, Ernest W.
  Dalichau, Wolfgang
  Davenport, Dennis J.
  Fornell, Bryan D.
  Fornell, Ruth A.
  Fox, Stephen L.
  Goel, Narendra
  Good, James A.
  Gray, John L.
  Gress, Thomas E.
  Gypton, John P.
  Hall, John J.
  Helland, Mark J.
  Hipps Jr., William G.
  Hodgkinson, Roy A.
  Holmes, Stephen S.
  Inohara, Mitsuya
  Jones Christine
  Jones Christine
  Justice, Kenneth C.
  Kuhn David A.
  Kymal Kumar A.
  Love, Bruce
  Martinello, Robert B.
  McGill, Ian B.
  McGrael, David S.
  McNeal, Kenneth G.
  Miller, John P.
  Newburg, Mark R.
  Pincetic, Jose E.
  Puhl, John T.
  Rodatus, Christian
  Salaverria, Jesus
  Simonds, Robert W.
  Snell, Michael A.
  Sweis, Jamal S.
  Tramontano, Robert J.